NAI-5001679929v1 AMENDMENT NO. 2 TO AMENDED AND RESTATED PRECIOUS METALS CONSIGNMENT AGREEMENT This AMENDMENT NO. 2 TO AMENDED AND RESTATED PRECIOUS METALS CONSIGNMENT AGREEMENT (this “Amendment”) is entered into as of August 20, 2025 by and between BANK OF MONTREAL, a Canadian chartered bank (the “Metal Consignor”), and each of MATERION CORPORATION, an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC., a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC., an Ohio corporation (“TMI”); MATERION BRUSH INC., an Ohio corporation (“BWI”); and MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP., a New Mexico corporation (“AC”; collectively, the “Customers”). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Consignment Agreement (as hereinafter defined). WHEREAS, Metal Consignor and the Customers are a party to the Amended and Restated Precious Metals Consignment Agreement, dated as of August 12, 2022, as amended by the Amendment to Amended and Consignment Agreement, dated as of September 29, 2023 (the “Existing Consignment Agreement”); and WHEREAS, the Customers have requested that Metal Consignor enter into this Amendment to make certain amendments to the Existing Consignment Agreement (as so amended, the “Consignment Agreement”). NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: 1. Amendments. The Existing Consignment Agreement is hereby amended (a) to delete the stricken red text or stricken green text (indicated textually in the same manner as the following examples: stricken red text and stricken green text) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined blue text and double underlined green text), in each case, as set forth in the marked copy of the Consignment Agreement attached as Annex A hereto and made a part hereof for all purposes. 2. Representations and Warranties. To induce the Metal Consignor to enter into this Amendment, the Customers each hereby represent and warrant to the Metal Consignor that: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment; (b) the making and performance by such Person of this Amendment does not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default exists under the Consignment Agreement. 3. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). Exhibit 10.1 Execution Copy

NAI-5001679929v1 - 2 - 4. Ratification. Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Nothing herein shall be construed or operate as a waiver of any right, power or privilege on the part of Metal Consignor under the Consignment Agreement. 5. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or e-mail of a pdf copy shall be effective as an in-hand delivery of an original executed counterpart hereof. [Remainder of page intentionally left blank]

NAI-5001679929v1 - 3 - [Signature Page to Amendment No. 2 to Amended and Restated Precious Metals Consignment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written. BANK OF MONTREAL By: _______________________________ Name: Bimal Das Title: Managing Director and Global Head, Commodities MATERION CORPORATION By: _______________________________ Name: Shelly Chadwick Title: Vice President, Chief Financial Officer MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. By: _______________________________ Name: Michael Kochel Title: Vice President and Treasurer

- 4 - [Signature Page to Amendment No. 2 to Amended and Restated Precious Metals Consignment Agreement] MATERION TECHNICAL MATERIALS INC. By: _______________________________ Name: Michael Kochel Title: Vice President and Treasurer MATERION BRUSH INC. By: _______________________________ Name: Michael Kochel Title: Vice President and Treasurer MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. By: _______________________________ Name: Michael Kochel Title: Vice President and Treasurer

NAI-5001679929v1 Annex A Conformed Consignment Agreement (see attached)

NAI-5001621302v25001621479v5 Conformed Copy Reflects Amendment No. 2 AMENDED AND RESTATED METALS CONSIGNMENT AGREEMENT Dated as of August 12, 2022 by and among BANK OF MONTREAL as the Metal Consignor and MATERION CORPORATION; MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC.; MATERION TECHNICAL MATERIALS INC.; MATERION BRUSH INC.; and MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP.; as the Customers

NAI-5001621302v25001621479v5 TABLE OF CONTENTS Page -i- ARTICLE 1 DEFINITIONS 1 ARTICLE 2 CONSIGNMENT FACILITY 1215 Section 2.1. Consigned Metal; Title. 1215 Section 2.2. Valuation 1417 Section 2.3. Consignment Fees; Payments by the Customers. 1518 Section 2.4. Requests for Consignments under the Consignment Facility. 1619 Section 2.5. Conversion Options. 1720 Section 2.6. Indemnity 1720 Section 2.7. Maintenance of Consignment Limits. 1721 Section 2.8. Late Fee 1821 Section 2.9. Default Rate 1821 Section 2.10. Termination; Return of Consigned Metal. 1821 Section 2.11. Facility Fee 1922 Section 2.12. Commingling 1922 Section 2.13. Customer Agent 1922 ARTICLE 3 [RESERVED] 2023 ARTICLE 4 SEGREGATED STORAGE FACILITY 2023 Section 4.1. Segregated Storage Facility 2023 Section 4.2. Periodic Removal of Stored Metal 2024 Section 4.3. Removal of Customer Stored Metal at Request of the Metal Consignor 2024 Section 4.4. Fees for Stored Metal Not Subject to Fees 21; Costs and Expenses 24 Section 4.5. Access to Segregated Storage Facility 2124 Section 4.6. Security Interest 2125 Section 4.7. Risk of Loss 2125 Section 4.8. Waiver of Setoff 2125 Section 4.9. Termination of Segregated Storage Facility 2125 ARTICLE 5 [RESERVED] 2225 ARTICLE 6 CONDITIONS 2225 Section 6.1. Conditions to the Effectiveness of this Agreement 2225 Section 6.2. Conditions to Transactions 2226 Section 6.3. Customers’ Confirmation 2326

NAI-5001621302v25001621479v5 TABLE OF CONTENTS (continued) Page -ii- ARTICLE 7 SECURITY; SUBORDINATION 2326 Section 7.1. Collateral 2326 Section 7.2. Identification of Collateral 2327 Section 7.3. Additional Credit Support 2327 Section 7.4. Intercreditor Agreements 2427 Section 7.5. Security Documents 2427 ARTICLE 8 REPRESENTATIONS AND WARRANTIES 2428 Section 8.1. Existence and Standing 2428 Section 8.2. Authorization and Validity 2428 Section 8.3. No Conflict; Government Consent 2428 Section 8.4. Security Interest in Collateral 2528 Section 8.5. Financial Statements 2529 Section 8.6. Material Adverse Change 2529 Section 8.7. Taxes 2529 Section 8.8. Litigation and Environmental Matters. 2529 Section 8.9. Compliance With Laws 2629 Section 8.10. Investment Company Act 2630 Section 8.11. Solvency. 2630 Section 8.12. Shared Benefits of Agreement 2630 Section 8.13. Specifically Designated National and Blocked Persons 2630 Section 8.14. Anti-Money Laundering 2730 ARTICLE 9 AFFIRMATIVE AND NEGATIVE COVENANTS 2731 Section 9.1. Financial and Collateral Reporting 2731 Section 9.2. Use of Consignments 2832 Section 9.3. Notices 2832 Section 9.4. Conduct of Business 2932 Section 9.5. Payment of Obligations 2933 Section 9.6. Compliance with Laws and Material Contractual Obligations 2933 Section 9.7. Inspections; Field Exams 2933 Section 9.8. [Reserved]. 2933 Section 9.9. [Reserved]. 2933

NAI-5001621302v25001621479v5 TABLE OF CONTENTS (continued) Page -iii- Section 9.10. Additional Collateral; Further Assurances. 2933 Section 9.11. Restricted Payments 3033 Section 9.12. Indebtedness 3034 Section 9.13. Fundamental Changes and Asset Sales. 3136 Section 9.14. Liens 3238 Section 9.15. Change of Name or Location 3440 Section 9.16. Amendments to Agreements. 3440 Section 9.17. Financial Covenants. 3540 Section 9.18. Subordination of Intercompany Notes 3541 Section 9.19. [Reserved]. 3541 Section 9.20. Consigned Metal 3541 Section 9.21. Metal Intercreditor Agreement. 3541 Section 9.22. [Reserved]. 3642 Section 9.23. Location of Metal. 3642 Section 9.24. Permitted Metals Agreements. 3742 Section 9.25. Insurance and Safekeeping. 3743 ARTICLE 10 EVENTS OF DEFAULT AND ACCELERATION 3844 Section 10.1. Events of Default 3844 Section 10.2. Waiver 4046 ARTICLE 11 AMENDMENTS/WAIVERS 4147 ARTICLE 12 INDEMNIFICATION 4147 ARTICLE 13 SETOFF 4147 ARTICLE 14 ASSIGNMENTS 4248 Section 14.1. Assignment by Customers 4248 Section 14.2. Participations 4248 Section 14.3. Pledges 4349 ARTICLE 15 EXPENSES 4349 ARTICLE 16 GOVERNING LAW; JURY TRIAL WAIVER; CONSENT TO JURISDICTION; MISCELLANEOUS 4349 Section 16.1. Governing Law 4349 Section 16.2. Forum; Waiver of Jury Trial 4349

NAI-5001621302v25001621479v5 TABLE OF CONTENTS (continued) Page -iv- Section 16.3. Usury 4450 Section 16.4. Additional Costs 4450 Section 16.5. Capital Adequacy 4551 Section 16.6. Certificate 4551 Section 16.7. Survival of Representations and Covenants 4551 Section 16.8. Notices 4652 Section 16.9. Lost Documents 4853 Section 16.10. Waiver 4853 Section 16.11. Severability 4853 Section 16.12. Section Headings, Etc 4853 Section 16.13. Counterparts 4853 Section 16.14. Disclaimer of Reliance 4853 Section 16.15. Environmental Indemnification 4854 Section 16.16. Joint and Several Obligations; Suretyship Waivers and Consents. 4954 Section 16.17. Recording of Conversations 5156 Section 16.18. Amendment and Restatement 5157 Section 16.19. Concerning the Metal Consignor 57

NAI-5001621302v25001621479v5 -1- AMENDED AND RESTATED METALS CONSIGNMENT AGREEMENT THIS AMENDED AND RESTATED METALS CONSIGNMENT AGREEMENT (as may be amended, supplemented, extended, restated or otherwise modified from time to time, this “Agreement”), dated as of August 12, 2022 (the “Effective Date”), is by and among: BANK OF MONTREAL (“BMO”), a Canadian chartered bank (the “Metal Consignor”); MATERION CORPORATION, an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC., a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC., an Ohio corporation (“TMI”); MATERION BRUSH INC., an Ohio corporation (“BWI”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP., a New Mexico corporation (“AC”); and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Consignor of a Joinder Agreement under the Metals Consignment Agreement (as defined below). BEM, WAM, TMI, BWI, AC, and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”. BACKGROUND The Customers and the Metal Consignor desire to enter into this Agreement to amend and restate in its entirety that certain Metals Consignment Agreement, dated as of August 27, 2019 (as amended, the “Original Agreement”), by and among the Customers and the Metal Consignor, pursuant to which the Metal Consignor extends to the Customers (1) a committed metals consignment facility in respect of copper, gold, silver, platinum and palladium, and an uncommitted metals consignment facility in respect of rhodium, ruthenium and, tantalum and nickel, and (2) a metals storage facility. This Agreement amends and restates in its entirety the Original Agreement and, as of the Effective Date, (a) this Agreement shall supersede and entirely replace the Original Agreement, and (b) all “Obligations” outstanding under the Original Agreement shall constitute Obligations outstanding under this Agreement. AGREEMENT NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE 1 DEFINITIONS When used herein, the terms set forth below shall be defined as follows: “Additional Credit Support” has the meaning set forth in Section 7.3 hereof. “Additional Credit Support Locations” means, collectively, the Approved Foreign Locations and the Approved Subconsignee Locations. “Adjusted Covenant Period” has the meaning set forth in Section 9.17(a). “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

NAI-5001621302v25001621479v5 -2- “Aggregate Secured Metal Facility Indebtedness” means the aggregate value (as determined in accordance with Section 2.2 hereof) of all Metal outstanding on consignment, loan, conditional sale or lease from the Metal Consignor under this Agreement and from all Approved Consignors under Permitted Metal Agreements plus any unpaid purchase price for such Metal that has been withdrawn and is required to be purchased and paid for in full under this Agreement or such Permitted Metal Agreements. “Aggregate Secured Metal Limit” means the maximum aggregate value of all Consigned Metal (as defined in the Metal Intercreditor Agreement) permitted to be outstanding at any particular time pursuant to the Metal Intercreditor Agreement. “Agreement” has the meaning set forth in the Preamble. “AML Laws” has the meaning set forth in Section 8.14(a) hereof. “Anti-Terrorism Laws” means any applicable laws relating primarily to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, The Currency and Foreign Transactions Reporting Act, and the Trading with the Enemy Act (as any of the foregoing applicable laws may from time to time be amended, renewed, extended, or replaced). “Approved Consignor” means a Person who supplies precious, semi-precious or base metals to any of the Customers on a secured basis (whether styled as a consignment, loan, conditional sale, lease or other secured financing) and who is a party to the Metal Intercreditor Agreement. “Approved Domestic Location(s)” means the Premises of any of the Customers located in the continental United States and listed under the appropriate heading on Schedule 1 attached hereto, as it may be amended by the parties from time to time, and each other location located in the continental United States approved by the Metal Consignor (or the Collateral Agent) in writing from time to time. “Approved Foreign Location(s)” means locations located outside of the continental United States and listed under the appropriate heading on Schedule 1 attached hereto, as it may be amended by the parties from time to time, and each other location located outside of the continental United States approved by the Metal Consignor (or the Collateral Agent) in writing from time to time. “Approved Locations” means, collectively (a) the Approved Domestic Locations, (b) the Approved Foreign Locations, (c) the locations of the Approved Refiners/Fabricators, and (d) the Approved Subconsignee Locations. “Approved Refiners/Fabricators” means the refiners and fabricators listed under the appropriate heading on Schedule 1 attached hereto, as it may be amended by the parties from time to time, and such other fabricators and refiners as may be approved by the Metal Consignor (or the Collateral Agent) in writing from time to time. “Approved Storage Facility Location(s)” means the Premises of any of the Customers located in the continental United States and listed under the appropriate heading on Schedule 1 attached hereto, as it may be amended by the parties from time to time, and each other location located in the continental United States approved by the Metal Consignor in writing from time to time. “Approved Subconsignee Locations” means, collectively, the locations described in Schedule 1 attached hereto, as it may be amended by the parties from time to time, and each other location approved

NAI-5001621302v25001621479v5 -3- by the Metal Consignor (or the Collateral Agent) in writing from time to time, where Consigned Metal may be located while in the possession of Approved Subconsignees. “Approved Subconsignee Metal” means all Consigned Metal outstanding on sub-consignment from the Customers to Approved Subconsignees. “Approved Subconsignees” means the subconsignees listed under the appropriate heading on Schedule 1 attached hereto, as it may be amended by the parties from time to time, and each other subconsignee approved by the Metal Consignor (or the Collateral Agent) in writing from time to time. “Attributable Receivables Indebtedness” means, at any time, with respect to any Permitted Receivables Facility (a) if such Permitted Receivables Facility is structured as a lending agreement or other similar agreement, the principal amount of the indebtedness for borrowed money with respect thereto that is outstanding at such time or (b) if such Permitted Receivables Facility is structured as a purchase agreement or other similar agreement, the principal amount of indebtedness for borrowed money with respect thereto that would be outstanding at such time if such Permitted Receivables Facility were structured as a lending agreement rather than a purchase agreement or such other similar agreement (whether such amount is described as “capital” or otherwise). “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.) as amended from time to time, and any rule or regulation promulgated thereunder. “BASF Lease” has the meaning set forth in Section 9.21(c) hereof. “Beryllium Contracts” means any and all agreements or other arrangements (however styled) for the purchase, procurement or other acquisition of Beryllium, in whatever form (including, without limitation, Beryl ore, Copper Beryllium Master Alloy, Vacuum Cast Beryllium Ingot, and Vacuum Hot Pressed Beryllium Billet), entered into from time to time by BEM or any Subsidiary, but only to the extent that the amount of any Indebtedness related thereto does not exceed $20,000,000 during any consecutive twelve (12)-month period. “Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or the Province of Ontario or is a day on which banking institutions in such state or province are authorized or required by Law to close. “Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP; provided that, notwithstanding the foregoing, for purposes of this Agreement, any lease (or similar arrangement) that would constitute an “operating lease” under GAAP as in effect on December 31, 2015 (or would have constituted an “operating lease” had such lease or similar arrangement been in effect on such date) shall constitute an “operating lease” hereunder. “Capitalized Lease Obligations” of a Person means the aggregate amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP; provided that, notwithstanding the foregoing, for purposes of this Agreement, any lease (or similar arrangement) that would constitute an “operating lease” under GAAP as in effect on December 31, 2015 (or would have constituted an “operating lease” had such lease or similar arrangement been in effect on such date) shall constitute an “operating lease” hereunder and the obligations thereunder shall not constitute Capitalized Lease Obligations.

NAI-5001621302v25001621479v5 -4- “Cash Equivalent Investments” means (a) direct obligations of, or fully guaranteed by, the United States maturing within one year from the date of acquisition thereof, (b) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (c) demand deposit accounts maintained in the ordinary course of business, (d) certificates of deposit issued by, bankers’ acceptances of, and time deposits with, any lender under the Senior Credit Agreement or any commercial bank (whether domestic or foreign) having capital and surplus in excess of $100,000,000, and money market deposit accounts issued or offered by any such Person, and (e) in the case of any foreign Subsidiary, any other investments that are similar to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such foreign Subsidiary for cash management purposes or approved by the Metal Consignor. “Category” means, with respect to any Metal, its nature as Copper, Gold, Silver, Platinum, Palladium, Rhodium, Ruthenium or, Tantalum or Nickel. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of equity interests representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding equity interests of BEM; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of BEM by Persons who were neither (i) nominated by the board of directors of BEM nor (ii) appointed by directors so nominated; or (c) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing). “Client” means any third-party customer or client of a Customer that delivers (whether by physical delivery or by means of entries in any “pool account”, “toll account”, or similar arrangement) Client Metal to such Customer pursuant to an arrangement (each, a “Client-Customer Arrangement”) whereby, in the ordinary course of such Customer’s business, it (a) refines such Client Metal for such third-party customer or client, or (b) uses such Client Metal to manufacture or fabricate one or more products or provide other services for such third-party customer or client. “Client-Customer Arrangement” has the meaning set forth in the definition of “Client”. “Client Metal” means any Metal or other property owned or held by any Client, and any Metal or other property consigned, loaned or provisionally sold to any Client by any Person other than a Customer. “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any rule or regulation issued thereunder. “Collateral” means all of the Customers’ respective right, title and interest (if any) in the following property and assets, whether now owned or existing or hereafter acquired or arising, regardless of where located: (a) all Metal of such Customer (whether such Metal is now or hereafter owned by, or consigned or loaned to such Customer) or in which such Customer now or hereafter holds or acquires an interest, in each case, whether located at the premises of a Customer, or in the possession of fabricators, refiners or third parties;

NAI-5001621302v25001621479v5 -5- (b) all Inventory of such Customer, whether now existing or hereafter arising, which contains or consists of Metal; and (c) all products and proceeds of any and all of the foregoing of any kind or nature, including, but not limited to, (i) the liquidation of Collateral described in clauses (a) and (b) above, (ii) any other sale or disposition of the Collateral, to the extent such proceeds and products are attributable to the Collateral described in clauses (a) and (b) above, and (iii) proceeds of any insurance policies and claims against third parties. “Collateral Agent” means Bank of Montreal, in its capacity as Collateral Agent for itself and for the Approved Consignors pursuant to the Metal Intercreditor Agreement, or any successor Collateral Agent thereto. “Collateral Compliance Certificate” shall havehas the meaning set forth in Section 9.1(d) hereof. “Consigned Metal” means Metal which has been consigned to a Customer pursuant to the Consignment Facility. “Consignment” means a consignment or lease of Metal by the Metal Consignor to a Customer under the Consignment Facility. “Consignment Facility” means the facility established pursuant to Article 2 hereof, whereby a Customer may request Consignments of Metal from the Metal Consignor. “Consignment Facility Indebtedness” means the value (as determined in accordance with Section 2.2 hereof) of all Consigned Metal plus any unpaid purchase price for Consigned Metal that has been withdrawn from Consignment and is required to be purchased under the Consignment Facility. “Consignment Limit” means $150,000,000. “Consignor Stored Metal” has the meaning set forth in Section 4.1(a) hereof. “Consolidated” or “consolidated” means, wherever used in conjunction with a financial statement, covenant or definition, such financial statement, covenant or definition shall (unless otherwise specifically stated) refer to BEM and its Subsidiaries on a consolidated basis determined, calculated or applied in accordance with GAAP. “Consolidated EBITDA” means, with reference to any period, Consolidated Net Income plus,for such period plus, without duplication and, except with respect to clause (i) below, to the extent deducted from revenues in determining Consolidated Net Income for such period, (a) Consolidated Interest Expense, (b) Consolidated Tax Expense, (c) depreciation, (d) amortization, (e) depletion expense, and (f) nonrecurring losses incurred other than in the ordinary course of business, (g) all fees, charges, expenses and other amounts related to any Senior Loan Documents, Permitted Receivables Facility Documents or Permitted Metals Agreements and any amendments, consents, supplements or other modifications to the Senior Loan Documents, Permitted Receivables Facility Documents or Permitted Metals Agreements, in each case, to the extent paid before June 26, 2026 or within twelve (12) months of the effectiveness or attempted consummation of such amendments, consents, supplements or other modifications and all fees, charges, expenses and other amounts related to the administration of the Senior Loan Documents, Permitted Receivables Facility Documents or Permitted Metals Agreements, (h) all fees, charges,

NAI-5001621302v25001621479v5 -6- expenses and other amounts (including any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith) in connection with any acquisition, other investment, disposition, issuance or repurchase of equity interests, or the incurrence, amendment or waiver of Indebtedness, whether or not consummated, and all fees, charges and other amounts in connection with any potential cost synergies, operating expense reduction or other cost saving or integration cost activities, in each case, to the extent paid before June 26, 2026 or within twelve (12) months of the effectiveness of, or attempted consummation of, such transaction; provided that, the aggregate amount added pursuant to this clause (h), taken together with the aggregate amount added pursuant to clause (i) below, for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated before giving effect to add-backs), and (i) the amount of any “run rate” cost synergies, operating expense reductions and other net cost savings and integration costs, in each case projected by BEM in connection with any acquisition, other investment, disposition (including the termination or discontinuance of activities constituting such business) and/or other operating improvement, restructuring, cost savings initiative or other similar initiative taken after June 26, 2025 that have been consummated during the applicable period (calculated on a pro forma basis as though such cost synergies, expense reductions and cost savings had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that, (A) such cost synergies, expense reductions and cost savings are reasonably identifiable, factually supportable, expected to have a continuing impact on the operations of BEM and its Subsidiaries and have been determined by BEM in good faith to be reasonably anticipated to be realizable within eighteen (18) months following any such action, (B) no such amounts shall be added pursuant to this clause (i) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise and (C) the aggregate amount added pursuant to this clause (i), taken together with the aggregate amount added pursuant to clause (h) above, for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated before giving effect to addbacks)), minus, to the extent included in Consolidated Net Income for such period, nonrecurring gains realized other than in the ordinary course of business, all calculated for BEM and its Subsidiaries on a consolidated basis. “Consolidated Funded Debt” means all Indebtedness for borrowed money and Capitalized Leases, including, without limitation, current, long-term and Subordinated Indebtedness, for BEM and its Subsidiaries on a Consolidated basis,; provided that, for purposes of this definition, obligations under the following will not be considered in calculating Consolidated Funded Debt: (a) obligations under Swap Agreements, (b) obligations under this Agreement and obligations under other Permitted Metals Agreements, and (c) the Beryllium Contracts, (d) Indebtedness under any sale and leaseback transaction and (e) the undrawn portion of the obligations under standby letters of credit that have been issued but remain undrawn. “Consolidated Interest Expense” means, with reference to any period, the interest expense of BEM and its Subsidiaries (including the interest, yield or discount, as applicable, with respect to any Permitted Receivables Facility) calculated on a consolidated basis for such period (but not including any up-front fees); provided that, notwithstanding the foregoing, for purposes of this Agreement, any lease (or similar arrangement) that would constitute an “operating lease” under GAAP as in effect on December 31, 2015 (or would have constituted an “operating lease” had such lease or similar arrangement been in effect on such date) shall constitute an “operating lease” hereunder and any payments owed thereunder shall not constitute or be included in interest expense. “Consolidated Net Income” means, with reference to any period, the net income (or loss) of BEM and its Subsidiaries calculated on a Consolidated basis for such period.

NAI-5001621302v25001621479v5 -7- “Consolidated Net Worth” means, on any date, all amounts that would be included under stockholders’ equity on a consolidated balance sheet of BEM and its consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP. “Consolidated Tax Expense” means, with reference to any period, the tax expense of BEM and its Subsidiaries calculated on a Consolidated basis for such period. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of BEM and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take or pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Copper” means copper meeting the London Market Exchange Grade A Specifications, unless otherwise agreed in writing between the Metal Consignor and the Customer Agent. “Customer” has the meaning set forth in the Preamble. “Customer Agent” means BEM, in its capacity as agent of the Customers, or any other Customer appointed by the Metal Consignor in its sole discretion and approved in writing by BEM. “Customer Stored Metal” has the meaning set forth in Section 4.1(a) hereof. “Default” means (a) an Event of Default or (b) an event or condition that, but for the requirement that time elapse or notice be given or both, would constitute an Event of Default. “Dollars”, “U.S. Dollars” and “$” means lawful currency of the United States. “Drawdown Date” means the date on which any Consignment under the Consignment Facility is made or is to be made and the date on which any Consignment under the Consignment Facility is converted or continued in accordance with Section 2.5 hereof. “Effective Date” has the meaning set forth in the Preamble. “Environmental Laws” means all federal, state, provincial, foreign or local statutes, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any governmental authority, relating in any way to the protection of public health as it relates to exposure to Hazardous Materials or the protection of the environment, preservation or reclamation of natural resources or the management, or release or threatened release of any Hazardous Material.

NAI-5001621302v25001621479v5 -8- “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and environmental remediation, governmental response costs, natural resource damages, fines, penalties or indemnities), of the Customers directly or indirectly resulting from, based upon or relating to (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Metal” means Metal owned by the Customers (excluding therefrom, however, (i) the aggregate amount of all Metal which is on consignment, loan or conditional sale from an Approved Consignor and (ii) all Approved Subconsignee Metal), which is free and clear of all Liens (other than Permitted Metal Liens) and which is located at one or more of the Customers’ Premises which are also Approved Domestic Locations. “Event of Default” means each and every event specified in Section 10.1 hereof. “Fiscal Month” means any of the monthly accounting periods of BEM. “Fiscal Quarter” means any of the quarterly accounting periods of BEM. “Fiscal Year” means any of the annual accounting periods of BEM ending on December 31 of each year. “Fixed Consignment Fee” means a consignment fee calculated in accordance with the provisions of Section 2.3(d) hereof. “Fixed Rate Consignment” means a Consignment bearing a Fixed Consignment Fee. “Fixed Rate Period” means, with respect to the Consignment of Metal based upon a Fixed Consignment Fee, the period beginning on the Drawdown Date and ending on such date as the parties may agree upon from time to time and as reflected in the confirmation of such Consignment. “Floating Consignment Fee” means a consignment fee calculated in accordance with the provisions of Section 2.3(c) hereof. “Floating Rate Consignment(s)” means a Consignment bearing a Floating Consignment Fee. “GAAP” means generally accepted accounting principles in the United States of America. “German Guarantee” has the meaning set forth in Section 10.1(k) hereof. “German Precious Metals Agreement” means that certain Amended and Restated Precious Metals Agreement, dated as of even date herewithAugust 12, 2022, by and between the Metal Consignor and Materion Advanced Materials Germany GmbH (“MAMG”), as amended, supplemented or modified from time to time. “Gold” means gold having a minimum degree of fineness of ninety-nine and 50/100 percent (99.50%), in bars of approximately four hundred (400) troy ounces, one hundred (100) troy ounces or one (1) kilo (32.150 troy ounces) each, or in bags of gold grain of approximately one hundred (100) troy

NAI-5001621302v25001621479v5 -9- ounces each, in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or materials containing same, radon gas, infectious or medical wastes, harmful biological agents, and all other substances or wastes of any nature regulated pursuant to or that could give rise to liability under any Environmental Law. “Holding Period” has the meaning set forth in Section 4.1(a) hereof. “Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other similar instruments, (e) obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property or any other off-balance sheet liabilities, (f) Capitalized Lease Obligations, (g) contingent obligationsContingent Obligations for which the underlying transaction constitutes Indebtedness under this definition, (h) the stated face amount of all letters of credit or bankers’ acceptances issued for the account of such Person and, without duplication, all reimbursement obligations with respect to such issued letters of credit, (i) any and all obligations, contingent or otherwise, whether now existing or hereafter arising, under or in connection with Swap Agreements, including, without limitation, Net Marked-to-Market Exposure, and (j) obligations of such Person under any sale and leaseback transaction.; provided that, any obligations under or pursuant to any Permitted Receivables Facility (to the extent such obligations are not required to be shown as liabilities on the balance sheet of such Person in accordance with GAAP) shall not constitute Indebtedness. “Indemnified Liabilities” shall havehas the meaning set forth in Section 16.15 hereof. “Indemnified Party” shall havehas the meaning set forth in Article 12 hereof. “Intercreditor Agreements” means (a) the Lender Intercreditor Agreement, and (b) the Metal Intercreditor Agreement, as each may be amended from time to time. “Interest Coverage Ratio” means, the ratio, determined as of the end of each Fiscal Quarter of BEM for the then most-recently ended four Fiscal Quarters of (a) Consolidated EBITDA to (b) Consolidated Interest Expense. “Inventory” shall havehas the meaning set forth in Article 9 of the Uniform Commercial Code. “ISDA Agreement” means any ISDA Master Agreement at any time in existence between one or more Customers and the Metal Consignor, together with the Schedule related thereto, and any confirmation thereunder, as amended, restated, supplemented or otherwise modified from time to time. “JM” has the meaning set forth in Section 2.2(f) hereof.

NAI-5001621302v25001621479v5 -10- “Joinder Agreement” means a Joinder Agreement in a form reasonably acceptable to the parties hereto pursuant to which each operating Subsidiary of BEM which holds Consigned Metal may become a Customer and a party to this Agreement. “Lender Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of August 27, 2019, by and between the Metal Consignor (as the “Metals Agent” thereunder, on behalf of itself and the Approved Consignors) and the Senior Credit Agent (on behalf of the Lenders under the Senior Credit Agreement), as may be amended, restated or supplemented from time to time. “Leverage Ratio” means, the ratio, determined as of the end of each Fiscal Quarter of BEM for the then most-recently ended four Fiscal Quarters of (a)(x) Consolidated Funded Debt minus (y) Qualified Cash to (b) Consolidated EBITDA. “Lien” means any lien (statutory or other), mortgage, security interest, consignment interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement). “MAMG” has the meaning set forth in the definition of “German Precious Metals Agreement”. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property or financial condition of BEM and its Subsidiaries taken as a whole, (b) the ability of the Customers, taken as a whole, to perform their material obligations under this Agreement, or (c) a material portion of the Collateral subject to this Agreement or the Metal Consignor’s rights with respect to such Collateral. “Material Indebtedness” means any Indebtedness (other than the Obligations), or obligations in respect of one or more Swap Agreements, of any one or more of the Customers in an aggregate principal amount exceeding $20,000,00035,000,000 (or the equivalent thereof in currencies other than Dollars). For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Customers in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Customer would be required to pay if such Swap Agreement were terminated at such time. “Maturity Date” means August 31, 20252028. Any obligations of the Customers under this Agreement which are not paid when due on or before the Maturity Date shall remain subject to the provisions of this Agreement until all Obligations are paid and performed in full. “Metal” means each of Copper, Gold, Silver, Platinum, Palladium, Rhodium, Ruthenium and, Tantalum and Nickel. “Metal Consignor” has the meaning set forth in the Preamble. “Metal Consignor’s Address” means 151 West 42nd Street, 9th Floor, New York, NY 10036, Attn: Bimal Das, Global MD & Global Head, Metals Sales and StructuringCommodities, or such other person or address as the Metal Consignor shall designate from time to time in accordance with the provisions hereof.

NAI-5001621302v25001621479v5 -11- “Metal Documents” means this Agreement, the Security Documents, the Metal Hedging Transactions, each ISDA Agreement (if any) and all agreements, instruments and documents relating thereto which have been executed or delivered by or on behalf of a Customer. “Metal Hedging Transaction” means any transaction (including any agreement with respect thereto) now existing or hereafter entered into by a Customer and the Metal Consignor which is a swap, forward, option, cap, floor, collar, cross-currency transaction or other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more Consignments, interest rates, price indices or other financial measures, which is designed to hedge or mitigate risks to which a Customer has exposure with respect to Metal. “Metal Intercreditor Agreement” means the Second Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of August 27, 2019, by and among the Metal Consignor, as the Collateral Agent thereunder, and the Approved Consignors, as may be amended, restated or supplemented from time to time. “Net Marked-to-Market Exposure” means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of the Customers arising from Swap Agreements and Metal Hedging Transactions. As used in this definition, “unrealized losses” means the fair market value of the costs to a Customer of replacing such Swap Agreement or Metal Hedging Transaction as of the date of determination (assuming the Swap Agreement or Metal Hedging Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Customer of replacing such Swap Agreement or Metal Hedging Transaction as of the date of determination (assuming such Swap Agreement or Metal Hedging Transaction were to be terminated as of that date) and, with respect to Metal Hedging Transactions, as reasonably determined and communicated by the Metal Consignor to the Customer Agent and, to the extent applicable to the particular Metal Hedging Transaction, using the value of underlying Metal calculated in accordance with Section 2.2 hereof. “Nickel” means nickel of 99.80% minimum purity conforming to B39-79 (2008), unless otherwise agreed in writing between the Metal Consignor and the Customer Agent. “NYB” has the meaning set forth in Section 16.19 hereof. “Obligations” means any and all Indebtedness, obligations and liabilities of the Customers to the Metal Consignor of every kind and description, direct or indirect, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising under this Agreement or any other Metal Document, including, without limitation, all Indebtedness and obligations of the Customer under the Consignment Facility, the Segregated Storage Facility and the Metal Hedging Transactions, and all interest, taxes, fees, charges, expenses and attorneys’ fees chargeable to the Customers hereunder or thereunder. “OFAC” has the meaning set forth in Section 8.14(b) hereof. “Original Agreement” has the meaning set forth in the Background Paragraph. “Palladium” means palladium having a minimum degree of fineness of ninety-nine and 95/100 percent (99.95%), in sponge, plate or ingots, in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time.

NAI-5001621302v25001621479v5 -12- “Participant” has the meaning set forth in Section 14.2(a) hereof. “Permitted Government Indebtedness” has the meaning set forth in Section 9.12(u) hereof. “Permitted Liens” has the meaning set forth in Section 9.14 hereof. “Permitted Metal Liens” has the meaning set forth in Section 9.14 hereof. “Permitted Metals Agreements” means copper, gold, silver, platinum, palladium, rhodium, ruthenium, tantalum, nickel and other precious, semi-precious or base metal consignment, loan, conditional sale or lease agreements or arrangements entered into from time to time by BEM or any of its Subsidiaries, to the extent permitted Sections 9.12(h) and 9.21 hereof. The term “Permitted Metals Agreements” shall not include Client-Customer Arrangements. “Permitted Receivables Facility” means (a) any sale, contribution or other transfer by BEM or any of its Subsidiaries of Permitted Receivables Facility Assets to a Receivables Entity (either directly or through another Subsidiary), which in turn shall sell, transfer and/or pledge such Permitted Receivables Facility Assets (or interests therein) to third-party lenders or investors pursuant to the Permitted Receivables Facility Documents (with the Subsidiary permitted to borrow money, receive an investment of capital or issue or convey purchaser interests, investor certificates, purchased interest certificates or other similar documentation evidencing interests in the Permitted Receivables Facility Assets) which is intended to be a true sale transaction and is non-recourse (other than Standard Securitization Undertakings) to BEM and its Subsidiaries (other than the Receivables Entity) and their respective property and assets (other than the relevant Permitted Receivables Facility Assets) or (b) any sale or other transfer by BEM or a Subsidiary of Permitted Receivables Facility Assets directly to one or more investors or other purchasers which is intended to be a true sale transaction and is non-recourse (other than Standard Securitization Undertakings) to BEM and its Subsidiaries and their respective property and assets (other than the relevant Permitted Receivables Facility Assets); provided that, the Attributable Receivables Indebtedness under all Permitted Receivables Facilities shall not in the aggregate exceed $100,000,000 at any time outstanding. “Permitted Receivables Facility Assets” means Receivables (whether now existing or arising in the future) and any related Permitted Receivables Related Assets and all proceeds thereof. “Permitted Receivables Facility Documents” means each of the documents and agreements entered into in connection with any Permitted Receivables Facility, including all documents and agreements relating to the issuance, funding and/or purchase of certificates and purchased interests or the incurrence of loans, as applicable, in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time. “Permitted Receivables Related Assets” means any assets that are customarily sold, transferred and/or pledged or in respect of which security interests are customarily granted in connection with non-recourse factoring arrangements, non-recourse securitizations or other non-recourse accounts receivable transactions and any collections or proceeds of any of the foregoing (including, without limitation, records in respect of Receivables and collections in respect of Receivables). “Person” means an individual, corporation, partnership, limited liability company, joint venture, trust, or unincorporated organization.

NAI-5001621302v25001621479v5 -13- “Physical Metal Deficiency” shall havehas the meaning set forth in Section 9.24(b) hereof. “Platinum” means platinum having a minimum degree of fineness of ninety-nine and 95/100 percent (99.95%), in sponge or plate, in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time. “Pledge and Security Agreement” means that certain Fourth Amended and Restated Pledge and Security Agreement, dated as of October 27, 2021, among BEM, the Grantors as defined therein and the Senior Credit Agent, as may be amended, restated or supplemented, or otherwise replaced from time to time. “Premises” means any real estate owned, used or leased by a Customer or an Affiliate of a Customer. “Prime Rate” means the variable per annum rate of interest so designated from time to time by the Metal Consignor as its U.S. Dollar “base rate” for U.S. Dollar commercial loans made by the Metal Consignor in the United States. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind. “Qualified Cash” means, at any time the same is to be determined, unrestricted and unencumbered (other than Liens permitted under this Agreement) cash, and cash equivalent investmentsCash Equivalent Investments, of BEM or any Subsidiary as reflected on the most recent consolidated balance sheet of BEM and its Subsidiaries in each case at such time; provided that Qualified Cash shall not exceed $25,000,00035,000,000. “Receivables” means any accounts receivable (including all right to payment created by or arising from sales of goods, leases of goods or the rendition of services rendered no matter how evidenced whether or not earned by performance (whether constituting accounts, general intangibles, chattel paper or otherwise)). “Receivables Entity” means a wholly-owned Subsidiary which engages in no activities other than in connection with the financing of accounts receivable of BEM and its other Subsidiaries that satisfies the following conditions: (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by BEM or any other Subsidiary (other than any Receivables Entity) (excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates BEM or any other Subsidiary (other than any Receivables Entity) in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of BEM or any other Subsidiary (other than any Receivables Entity), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither BEM nor any other Subsidiary has any material contract, agreement, arrangement or understanding (other than pursuant to the Permitted Receivables Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) other than on terms which BEM reasonably believes to be no less favorable to BEM or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of BEM, and (c) to which neither BEM nor any other Subsidiary (other than any Receivables Entity) has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

"**Restricted Payment**" means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests in any Customer, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in any Customer or any option, warrant or other right to acquire any such equity interests in a Customer.

"**Rhodium**" means rhodium having a minimum degree of fineness of ninety-nine and 90/100 percent (99.90%) in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time.

"**Ruthenium**" means ruthenium having a minimum degree of fineness of ninety-nine and 90/100 percent (99.90%) in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time.

"**Sanctioned Country**" means, at any time, any country or territory which is the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, territory or government.

"**Sanctioned Person**" means, at any time: (i) any Person listed in any list of Specially Designated Nationals or equivalent maintained by the United States government (including by OFAC, the U.S. Department of State or the U.S. Department of Commerce), the Canadian government, the United Nations Security Council or the European Union or any of its member states' governments; (ii) any Person who to any Customer's actual knowledge is controlled by any Person described in clause (i) hereof; or (iii) any Person who is 50% or more directly owned by one or more than one person described in clauses (i) and (ii) hereof.

"**Sanctions**" means economic or financial sanctions or trade embargoes enacted, imposed, administered or enforced from time to time via executive order, rule, regulation or other law relating to anti-bribery, anti-corruption, terrorism or money laundering by (i) the U.S. government, including those administered by OFAC, the U.S. Department of State or the U.S. Department of Commerce, (ii) the Canadian government; (iii) the United Nations Security Council; or (iv) the European Union or any of its member states' governments.

"**Security Documents**" means the Intercreditor Agreements and all agreements delivered in connection with the foregoing, and any other agreements now or hereafter securing the Obligations of the Customers to the Metal Consignor.

"**Segregated Storage Facility**" means a safekeeping vault at an Approved Storage Facility Location in which one or more Customers will hold Stored Metal which shall be clearly marked as belonging to the Metal Consignor and shall be segregated from all other material and metal.

"**Senior Credit Agent**" means JPMorgan Chase, N.A., as administrative agent.

"**Senior Credit Agreement**" means that certain ~~Fourth~~Fifth Amended and Restated Credit Agreement, dated as of ~~October 27~~June 26, ~~2021~~2025, among ~~Materion Corporation, Materion Netherlands B.V., the other~~BEM, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party ~~hereto, JPMorgan Chase Bank, N.A., as~~thereto, the Senior Credit Agent, as Administrative Agent, Wells Fargo Bank, National Association and Bank of America, N.A., as Co-Syndication Agents, and ~~KeyBank~~Keybank National Association and PNC Bank, National

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NAI-~~5001621302v2~~5001621479v5

NAI-5001621302v25001621479v5 -15- Association, as Documentation Agent, as may beCo-Documentation Agents, as amended, restated or, supplemented, or otherwise modified or refinanced or otherwise replaced from time to time. “Senior Loan Documents” means the Senior Credit Agreement and each promissory note, letter of credit, collateral document, subsidiary guaranty and all other agreements, instruments, documents and certificates issued in connection therewith, each as amended, restated, supplemented or otherwise modified or replaced from time to time. “Silver” means silver having a minimum degree of fineness of ninety-nine and 90/100 percent (99.90%), in bars of approximately one thousand (1,000) troy ounces each, in form available to the Metal Consignor, or in such other degree of fineness or form as the parties may agree upon from time to time. “Standard Securitization Undertakings” means representations, warranties, covenants, repurchase obligations, guarantees of performance and indemnities entered into by BEM or any Subsidiary in connection with a Permitted Receivables Facility that BEM has determined in good faith are customary for a seller or servicer in a non-recourse accounts receivable transaction, excluding for the avoidance of doubt, obligations that constitute credit recourse. “Stored Metal” shall havehas the meaning set forth in Section 4.1(a) hereof. “Stored Metal Limit” means $125,000,000. “Subordinated Indebtedness” means Indebtedness of the Customer which is subordinated in writing to all Obligations of the Customer to the Metal Consignor on terms satisfactory to the Metal Consignor. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent. “Swap Agreement” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by any Customer which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures. “Tantalum” means tantalum having such degree of fineness and in such form as the parties may agree upon from time to time.

NAI-5001621302v25001621479v5 -16- “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code in effect or the date hereof in the State of New York, or such other jurisdiction if otherwise required by applicable law. To the extent not defined in this Article 1, unless the context otherwise requires, accounting and financial terms used in this Agreement shall have the meanings attributed to them by GAAP (provided that, if the Customer Agent notifies the Metal Consignor that the Customer Agent requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Metal Consignor notifies the Customer Agent that it requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith), and all other terms contained in this Agreement shall have the meanings attributed to them by Article 9 of the Uniform Commercial Code in force in the State of New York, as of the date hereof to the extent the same are used or defined therein. ARTICLE 2 CONSIGNMENT FACILITY Section 2.1. Consigned Metal; Title. (a) Subject to the terms and conditions herein set forth and provided that no Default has occurred and is then continuing, the Metal Consignor hereby commits to consign Metal that is Copper, Gold, Silver, Platinum and Palladium to the Customers from time to time, and agrees on an uncommitted basis to consign Metal that is Nickel, Rhodium, Ruthenium and Tantalum, in each case, in such amounts as are requested by the Customer Agent on behalf of the Customers in the manner set forth herein on any Business Day during the period from the date hereof until the Maturity Date; provided, however, that no Consignment shall be made if, after giving effect thereto, the Consignment Facility Indebtedness would exceed the Consignment Limit. For greater clarity, any Consignment of Nickel, Rhodium, Ruthenium or Tantalum shall be made by the Metal Consignor on an uncommitted basis, subject to Metal Consignor’s absolute and sole discretion whether to enter into such transaction if it so decides. (b) The commodities to be consigned to the Customers by the Metal Consignor under the Consignment Facility will consist of Metal as defined herein; provided, however, that notwithstanding anything in this Agreement to the contrary, unless the parties otherwise agree, and subject to Section 2.1(h) below, the fineness of Metal shall be as set forth in the definition of such Category of Metal. EXCEPT FOR THE FINENESS OF THE CONSIGNED METAL AND THE QUANTITY THEREOF WITH RESPECT TO EACH CONSIGNMENT (EXCLUDING THE CONSIGNMENT OF METAL THAT WAS STORED METAL), THE METAL CONSIGNOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE METAL CONSIGNED OR TO BE CONSIGNED OR SOLD HEREUNDER, WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER, AND THE METAL CONSIGNOR HEREBY DISCLAIMS ALL SUCH WARRANTIES. (c) Metal shall be consigned to the Customers by the Metal Consignor in amounts as requested by the Customer Agent on behalf of the Customers from time to time in accordance, and in

NAI-5001621302v25001621479v5 -17- compliance, with the terms and provisions hereof. Subject to Section 2.7 below, it is understood that at no time shall the Consignment Facility Indebtedness exceed the Consignment Limit. (d) All deliveries of Metal requested by the Customer Agent on behalf of the Customers shall be made at the Customers’ expense and risk by a recognized reputable carrier of the Metal Consignor’s reasonable selection or, at the request of the Customer Agent on behalf of the Customers, by the Metal Consignor crediting the account of a Customer with a third party designated by the parties for such purpose. Following the delivery of Consigned Metal to a Customer in accordance with Customer Agent’s instructions, the Customers shall insure the Consigned Metal, including all Consigned Metal which is in transit between Approved Locations, until such time as the Consigned Metal being returned to the Metal Consignor has been received by the Metal Consignor, or purchased by a Customer. (e) Title to Consigned Metal shall remain in the Metal Consignor until such Consigned Metal is purchased and withdrawn from Consignment by a Customer, and Consigned Metal shall for the purposes of this Agreement be deemed to be outstanding on Consignment until paid for in full, whereupon title to such purchased Consigned Metal shall pass to the Customer to whom such Metal was consigned, or until such Consigned Metal is returned or redelivered by the Customer as provided in Section 2.3(e) or 2.7(a)(ii) hereof. Each Customer hereby authorizes the Metal Consignor to file financing statements against such Customer with respect to the Consigned Metal, and each Customer agrees, upon request of the Metal Consignor, to execute and deliver such other documents as may be reasonably requested by the Metal Consignor to further evidence or perfect the Metal Consignor’s interests as consignor and, for precautionary purposes, as a secured party under the Uniform Commercial Code. (f) Until Consigned Metal is purchased and withdrawn from Consignment and paid for in full, such Consigned Metal and Inventory containing such Consigned Metal shall at all times be physically located (i) at one or more Approved Locations, or (ii) in transit between any Approved Locations. (g) The Customers shall pay all license fees, assessments and sales, use, excise, property and other taxes now or hereafter imposed by any governmental body or authority with respect to the possession, use, sale, transfer, consignment, delivery or ownership of all Metal consisting of Consigned Metal (exclusive, however, of taxes imposed or measured by the income of the Metal Consignor and franchise taxes imposed on the Metal Consignor). (h) The Metal Consignor shall not be liable for any delay in delivery or for any inability to deliver Metal hereunder directly or indirectly resulting from or relating to any unavailability or scarcity of Metals, foreign or domestic embargoes, seizure, acts of God, insurrections, strikes, war, terrorism, the adoption or enactment of any law, ordinance, regulation, ruling or order directly or indirectly interfering with the production, sale, consignment or delivery of Metal generally, lack of transportation, fire, flood, explosions or other accidents, or events or contingencies beyond the reasonable control of the Metal Consignor. Section 2.2. Valuation. For the purpose of this Agreement: (a) the value of Copper on a particular valuation date shall be the official price for a cash buyer of Copper on such valuation date as customarily set by the London Metal Exchange, or if no

NAI-5001621302v25001621479v5 -18- such price is available for such date, then on the basis of said official price on the next previous day for which such price was available; (b) the value of Gold on a particular valuation date shall be the gold price PM on such valuation date as published by the London Bullion Market Association (“LBMA”), or if no such price is available for such date, then the gold price PM on the next previous day for which such price was available; (c) the value of Silver on a particular valuation date shall be the silver price on such valuation date published by the LBMA, or if no such price is available for such date, then the silver price on the next previous day for which such price was available; (d) the value of Platinum on a particular valuation date shall be the LBMA platinum price PM on such valuation date, or if no such price is available for such date, then the LBMA platinum price PM on the next previous day for which such price was available; (e) the value of Palladium on a particular valuation date shall be the LBMA palladium price PM on such valuation date, or if no such price is available for such date, then the LBMA palladium price PM on the next previous day for which such price was available; (f) the value of Rhodium on a particular valuation date shall be the Johnson Matthey Base Price for rhodium published at 9:30 a.m. (New York time) by Johnson Matthey PLC (“JM”) on such date; (g) the value of Ruthenium shall be the fair market value of such Ruthenium as reasonably determined by the Metal Consignor from time to time; and (h) the value of Tantalum shall be the fair market value of such Tantalum as reasonably determined by the Metal Consignor from time to time.; and (i) the value of Nickel shall be the fair market value of such Nickel as reasonably determined by the Metal Consignor from time to time. In the event that the London Metal Exchange, the LBMA or JM shall discontinue or alter in any material respect its usual practice of quoting a price for Copper, Gold, Silver, Platinum, Palladium or Rhodium, as applicable, on any day for which such a price is necessary for the purposes of this Agreement, the Metal Consignor shall so notify the Customers, and the Metal Consignor, using its reasonable discretion, shall announce a substituted index or mechanism which shall thereupon become the method of valuation hereunder until the London Metal Exchange, the LBMA or JM, as applicable, shall resume its usual practices of quoting such prices. Section 2.3. Consignment Fees; Payments by the Customers. (a) During such time as Metal is consigned to any Customer hereunder and until the same is withdrawn from consignment and returned to the Metal Consignor or paid for in full by the Customer as hereinafter provided, the Customers will pay to the Metal Consignor, a fee computed daily on the value of such Consigned Metal as hereinafter set forth. Such fee shall be accrued on a daily basis and, in the case of Floating Rate Consignments, shall be paid monthly in arrears, not later than the fifth (5th) Business Day following the receipt of invoice, and in the case of Fixed Rate Consignments, shall be paid monthly in arrears, not later than the fifth (5th) Business Day following the receipt of invoice, and on

NAI-5001621302v25001621479v5 -19- the last day of the Fixed Rate Period with respect thereto. All fees payable under this Article 2 shall be computed on the basis of a 360-day year, counting the actual number of days elapsed. (b) The Customer may elect to pay either a Floating Consignment Fee or, provided that no Default has occurred and is then continuing, a Fixed Consignment Fee with respect to each Consignment of Metal under the Consignment Facility, subject to the terms and conditions hereinafter set forth. (c) Each Floating Consignment Fee will be calculated for the period commencing with the Drawdown Date and shall be at the rate per annum calculated by the Metal Consignor and specified by the Metal Consignor from time to time by written notice, delivered to the Customer Agent at least four (4) days, or such other period as agreed by Metal Consignor, prior to the effective date of such rate. (d) Each Fixed Consignment Fee will be calculated for a specific quantity and Category of Metal consigned to a Customer for a specific Fixed Rate Period based on a fixed price per ounce at a commercially reasonable fixed rate (by reference to applicable market conditions at the time) agreed upon by the applicable Customer(s) (or the Customer Agent) and the Metal Consignor, as set forth in the confirmation of such Fixed Rate Consignment. Once the specific quantity and Category of Metal and the specific Fixed Rate Period have been selected and the Fixed Consignment Fee determined and agreed to by the Customer(s) (or the Customer Agent), such selections shall be irrevocable and binding on the Customers and shall obligate the Customers to accept the Consignment requested from the Metal Consignor in the quantity, in the Category and at the Fixed Consignment Fee for the Fixed Rate Period specified. (e) At such time as a Customer shall purchase and withdraw Consigned Metal from Consignment under the Consignment Facility, it shall become obligated to (i) pay to the Metal Consignor (x) a purchase price computed in accordance with Section 2.2 hereof if such purchase is effected by the Customer (and the Customer has notified the Metal Consignor) prior to 2:30 p.m., New York time, on any Business Day, plus any applicable market premium, or (y) such other purchase price as shall be mutually agreed upon by the Metal Consignor and the Customer, or (ii) deliver Metal to the Metal Consignor’s pool accounts, loco London, free and clear of all Liens (other than Liens in favor of the Metal Consignor) a quantity of Metal equal to the Metal purchased. All payments of purchase price for Consigned Metal or deliveries of Metal are to be made on the applicable settlement date set forth in the confirmation for such purchase or such other settlement date as agreed between the Customer(s) (or the Customer Agent) and the Metal Consignor, provided, however, title to such Consigned Metal shall not pass to the Customer until the payment in full of such purchase price. Consigned Metal shall be deemed to have been purchased and withdrawn from Consignment, and payment of the purchase price shall become due, at the earlier of (A) such time as a Customer shall notify the Metal Consignor that it elects to purchase such Consigned Metal, or (B) such time as a Customer shall sell and deliver such Consigned Metal to its customers in the ordinary course of its business. (f) Each Customer hereby authorizes the Metal Consignor to charge such Customer’s account at any time and from time to time for the purpose of paying any amounts which are at any time payable by the Customers under this Section 2.3. Accordingly, all payments to be made by the Customers under this Section 2.3 may be automatically debited to any Customer’s account. (g) All payments (other than payments in the form of Metal) shall be made by the Customers at the Metal Consignor’s Address herein set forth or such other place as the Metal Consignor may from time to time specify in writing, or by bank wire sent in accordance with the Metal Consignor’s

NAI-5001621302v25001621479v5 -20- instructions, in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. (h) All payments shall be applied first to the payment of all reasonable, out-of-pocket fees, expenses and other amounts then due and payable to the Metal Consignor under this Section 2.3 (excluding purchase price for Consigned Metal and consignment fees), then to accrued consignment fees and the balance on account of outstanding purchase price for Consigned Metal; provided, however, that after the occurrence and during the continuance of an Event of Default, payments will be applied to the Obligations of the Customers to the Metal Consignor as the Metal Consignor determines in its sole discretion. Section 2.4. Requests for Consignments under the Consignment Facility. (a) The Customer Agent shall give to the Metal Consignor notice by telephone or electronic means of each request for a Consignment of Metal. Subject to agreement with respect to any Floating Consignment Fee or Fixed Consignment Fee (to the extent applicable), each such notice shall be irrevocable and binding on the Customers and shall obligate the Customers to accept the consignment requested. (b) Requests for any Floating Rate Consignments shall be furnished to the Metal Consignor no later than 2:00 p.m. (New York time) one (1) Business Day prior to the proposed Drawdown Date or as otherwise mutually agreed. Each such notice shall specify (i) the amount and form of Metal requested, and (ii) the proposed Drawdown Date of such Consignment. (c) Requests for any Fixed Rate Consignments shall be furnished to the Metal Consignor by 3:00 p.m. (New York time) three (3) Business Days prior to the proposed Drawdown Date or as otherwise mutually agreed. Each such notice shall specify (i) the amount and form of Metal requested, (ii) the proposed Drawdown Date of such Consignment, and (iii) the Fixed Rate Period for such Consignment. (d) The Customers irrevocably authorize the Metal Consignor to make or cause to be made, at or about the time of the Drawdown Date of any Consignment of Metal or at the time of receipt of any payment of purchase price for Consigned Metal or any redelivery of Consigned Metal, an appropriate notation on the Metal Consignor’s books and records reflecting the making of such Consignment of Metal or (as the case may be) the receipt of such purchase price for Consigned Metal, or any redelivery of Consigned Metal. The amount of the Consignment Facility Indebtedness set forth in the Metal Consignor’s books and records shall be prima facie evidence of the Consignment Facility Indebtedness owing and unpaid to the Metal Consignor, but the failure to record, or any error in so recording, any such amount on the Metal Consignor’s books and records shall not limit or otherwise affect the obligations of the Customers hereunder to pay and perform their obligation under the Consignment Facility when due. Section 2.5. Conversion Options. (a) Subject to the provisions hereof, the Customer Agent may elect from time to time to convert an outstanding Floating Rate Consignment to a Fixed Rate Consignment and to convert an outstanding Fixed Rate Consignment to a Floating Rate Consignment, provided that (i) with respect to any such conversion of a Fixed Rate Consignment into a Floating Rate Consignment, such conversion shall only be made on the last day of the Fixed Rate Period with respect thereto; (ii) with respect to any such conversion of a Floating Rate Consignment to a Fixed Rate Consignment, the Customer Agent shall

NAI-5001621302v25001621479v5 -21- give the Metal Consignor at least three (3) Business Days’ prior written notice (or as otherwise mutually agreed) of the day on which such election is effective; and (iii) no Consignment may be converted into a Fixed Rate Consignment when a Default has occurred and is continuing hereunder. The Customer Agent shall give to the Metal Consignor notice of its decision to convert an outstanding consignment. All or any part of outstanding Consignments under the Consignment Facility may be converted as provided herein. Subject to agreement with respect to any Floating Consignment Fee or Fixed Consignment Fee (to the extent applicable), each such request shall be irrevocable. (b) Subject to the provisions hereof, Fixed Rate Consignments may be continued as such upon the expiration of a Fixed Rate Period with respect thereto by the Customer Agent giving to the Metal Consignor notice of the Customers’ decision to continue an outstanding Consignment as such at least three (3) Business Days prior to the day on which such election is effective (or as otherwise mutually agreed); provided that no Fixed Rate Consignment may be continued as such while a Default has occurred and is continuing, but shall be automatically converted to a Floating Rate Consignment on the last day of the first Fixed Rate Period relating thereto ending during the continuance of such Default. In the event that the Customer Agent does not notify the Metal Consignor of its election hereunder with respect to any Consignment, such Consignment shall be automatically converted to a Floating Rate Consignment at the end of the applicable Fixed Rate Period. Section 2.6. Indemnity. In addition to the indemnities provided in Article 12 and Section 16.15 (but without any duplication of remedy or recovery), each Customer shall indemnify the Metal Consignor and hold the Metal Consignor harmless from and against any loss, cost or expense (including loss of anticipated profits) that the Metal Consignor has sustained or incurred as a consequence of (a) default by any Customer in payment of any Fixed Rate Consignments as and when due and payable (including, without limitation, as a result of prepayment or late payment of the purchase price for the Consigned Metal or the acceleration of the Consignment Facility Indebtedness pursuant to the terms of this Agreement), which expenses shall include any such loss or expense arising from interest or fees payable by the Metal Consignor to lenders of funds obtained by it in the ordinary course of business in order to maintain its Fixed Rate Consignments; (b) default by any Customer in taking a Consignment or conversion after the Customer Agent (or any Customer) had given (or pursuant to Section 2.5 is deemed to have given) its request therefor; and (c) the purchase of Consigned Metal bearing a Fixed Consignment Fee or the making of any conversion of any such Consignment to a Floating Rate Consignment on a day that is not the last day of the applicable Fixed Rate Period with respect thereto, including interest or fees payable by the Metal Consignor to lenders of funds obtained by it in the ordinary course of business in order to maintain any such Consignments. Section 2.7. Maintenance of Consignment Limits. (a) If the Consignment Facility Indebtedness at any time exceeds the Consignment Limit, the Customers will promptly, and in any event within five (5) Business Days of the date of the occurrence of such excess, without further notice or demand by the Metal Consignor: (i) make payment to the Metal Consignor, as provided in Section 2.3(e) hereof, for Consigned Metal having an aggregate value sufficient to result in the remaining Consignment Facility Indebtedness being not more than the Consignment Limit, (ii) deliver to the Metal Consignor’s pool accounts, loco London, or in a form otherwise agreed by the Metal Consignor, Metal free and clear of all Liens (other than Liens in favor of the Metal Consignor) having an aggregate value (as determined in accordance with Section 2.2 hereof)

NAI-5001621302v25001621479v5 -22- sufficient to result in the remaining Consignment Facility Indebtedness being not more than the Consignment Limit, or (iii) engage in any combination of the actions in clauses (i) and (ii) above such that the remaining Consignment Facility Indebtedness does not exceed the Consignment Limit. (b) Any physical return of Metal to the Metal Consignor shall be at a location as determined by the Metal Consignor in its sole discretion, shall be at the Customers’ expense and risk, and shall only be credited to the Customers’ account upon the Metal Consignor’s assaying the value thereof, which assay shall be undertaken by the Metal Consignor as soon as practicable following physical receipt of such Metal. (c) All deliveries and returns of Metal made by the Customers to the Metal Consignor under this Agreement will be free of all Liens, derived in all cases from sources on the LBMA Good Delivery List or as otherwise mutually agreed, and made in accordance with the directions of the Metal Consignor or, in the absence of such directions, in a commercially acceptable manner to the Metal Consignor. The Customer shall bear the cost of such delivery and shall bear the risk of loss of or damage to such Consignment until delivery is made by it to the Metal Consignor. (d) Each Customer hereby authorizes the Metal Consignor to charge such Customer’s account at any time and from time to time for the purpose of paying any amounts which are at any time payable by the Customer under this Section 2.7. Section 2.8. Late Fee. If the entire amount of a required purchase price payment and/or consignment fee payment under the Consignment Facility is not paid in full within ten (10) Business Days after the same is due, the Customers shall pay to the Metal Consignor, to the extent permitted by applicable law, by bank wire to a bank of the Metal Consignor’s choice, a late fee on the unpaid amount equal to (x) such amount, multiplied by (y) the Prime Rate plus 2%. Section 2.9. Default Rate. Upon the occurrence and during the continuance of an Event of Default, the then applicable rates at which Floating Consignment Fees and Fixed Consignment Fees are calculated and charged hereunder shall, to the extent permitted by applicable law, at the Metal Consignor’s option, increase by the Prime Rate plus 2% per annum. Section 2.10. Termination; Return of Consigned Metal. (a) The Consignment Facility shall terminate on the Maturity Date. ALL SUMS OUTSTANDING AND ALL OBLIGATIONS OUTSTANDING UNDER THE CONSIGNMENT FACILITY WILL BE DUE AND PAYABLE UPON THE EARLIER OF (I) THE OCCURRENCE OF AN EVENT OF DEFAULT AND THE METAL CONSIGNOR’S ACCELERATION OF THE OBLIGATIONS AS A RESULT THEREOF, OR (II) THE MATURITY DATE; PROVIDED THAT, IN RESPECT OF ANY CONSIGNMENT WITH A TERM THAT MATURES AFTER THE MATURITY DATE, ALL OBLIGATIONS IN RESPECT THEREOF SHALL BE DUE AND PAYABLE ON THE LAST DAY OF ITS TERM OR THE MATURITY DATE, AS DETERMINED BY THE METAL CONSIGNOR IN ITS DISCRETION AND COMMUNICATED TO THE CUSTOMER AGENT IN WRITING AT LEAST 30 DAYS PRIOR TO THE MATURITY DATE. Upon termination of the Consignment Facility, the Metal Consignor may credit any amounts then held by it to reduce the amount of the Consignment Facility Indebtedness in accordance with the provisions of Article 13 hereof. Termination of the Consignment Facility shall not affect the Customers’ duty to pay and perform their Obligations to the Metal Consignor under the Consignment

NAI-5001621302v25001621479v5 -23- Facility in full. Notwithstanding termination, until all Obligations have been fully satisfied, the Metal Consignor shall retain the consignment interests and security interests granted under this Agreement and under the Security Documents, and, except for those specific covenants and conditions dealing with the consigning of Metal, all terms and conditions of this Agreement shall remain in full force and effect. (b) Upon termination of the Consignment Facility for any reason, the Customer shall immediately upon the effective date of termination (i) make payment for all Consigned Metal theretofore consigned to but not purchased and paid for in full by the Customers under the Consignment Facility, the purchase price thereof to be determined in accordance with Section 2.3(e) hereof; (ii) deliver to the Metal Consignor, to the Metal Consignor’s pool accounts, or in loco London form, any Consigned Metal theretofore consigned to but not purchased and paid for in full by the Customers under the Consignment Facility; or (iii) any combination of the foregoing. Any physical return of Consigned Metal to the Metal Consignor shall be at the Customers’ expense and risk and shall only be credited to the Customers’ account upon the Metal Consignor’s assaying the value thereof, which assay shall be undertaken by the Metal Consignor as soon as practicable following physical receipt of such Metal. Section 2.11. Facility Fee. Customers shall pay to the Metal Consignor monthly within five (5) Business Days after receipt of invoice from the Metal Consignor, a facility fee calculated at the rate of 0.15% per annum on the average daily unused portion of the Consignment Limit during any month (or portion thereof) occurring on or after the Effective Date. Section 2.12. Commingling. Subject to Article 4 hereof with respect to the segregation of Stored Metal, and subject to the continuing security interests therein granted by Section 7.1 hereof, the Customers and the Metal Consignor agree that the Customers, in the ordinary course of their business, shall be permitted to commingle Consigned Metals with any other Metals or Metal-containing or other alloys owned or held by the Customers. Section 2.13. Customer Agent. For purposes of this Agreement, the Customers (a) authorize the Customer Agent, to make such requests, give such notices or furnish such certificates to the Metal Consignor as may be required or permitted by this Agreement or any Metal Document for the benefit of the Customers and (b) authorize the Customer Agent and the Metal Consignor to treat such requests, notices, certificates or consents given or made by the Customer Agent to have been made, given or furnished by the Customers for purposes of this Agreement. The Metal Consignor shall be entitled to rely on each such request, notice, certificate or consent made, given or furnished by the Customer Agent pursuant to the provisions of this Agreement or any other Metal Document as being made or furnished on behalf of, and with the effect of irrevocably binding, such Customer. Each warranty, covenant, agreement and undertaking made on its behalf by the Customer Agent shall be deemed for all purposes to have been made by each Customer and shall be binding upon and enforceable against each Customer to the same extent as if the same had been made directly by each Customer. ARTICLE 3 [RESERVED] ARTICLE 4 SEGREGATED STORAGE FACILITY Section 4.1. Segregated Storage Facility. . The(a) Upon request by Customer Agent, the Metal Consignor may elect in its sole discretion from time to time (i) to deliver to one or more Segregated Storage Facilities for safekeeping by Customer for the benefit of Metal Consignor ("**Customer Stored Metal**") or (ii) to hold in safekeeping identifiable Metal ~~pursuant to this **Article 4** (~~for potential Consignment to the Customers ("**Consignor Stored Metal**" and, collectively with any Customer Stored Metal, the "**Stored Metal**"); provided, however, that unless the Metal Consignor shall otherwise agree, (~~a~~A) the Stored Metal shall be delivered or held in such amounts as may be requested by the Customer Agent ~~provided that~~(and the aggregate value of all Customer Stored Metal outstanding and subject to this **Article 4** and valued in accordance with the provisions of **Section 2.2** hereof shall not exceed the Stored Metal Limit at any time), and (~~b~~B) deliveries and requests for safekeeping of Stored Metal shall occur no more frequently than on a weekly basis~~.~~ (and Metal Consignor will not hold any Stored Metal that is Tantalum for a period in excess of 180 days (the "**Holding Period**"), and if Customer Agent fails to purchase such Stored Metal prior to the end of the Holding Period, Metal Consignor shall have the exclusive right (but not the obligation), in its reasonable discretion, to sell, trade, allocate or liquidate any or all such Stored Metal, and Customer Agent shall be liable for any damages and loss of premium resulting solely and directly from its failure to purchase such Stored Metal prior to the end of the Holding Period.

(b) Upon delivery of ~~the~~Customer Stored Metal to a Segregated Storage Facility ~~pursuant to this **Section 4.1**~~, the Customer Agent will sign and return to the Metal Consignor a receipt for the Metal so delivered, which receipt shall indicate that the Metal constitutes Stored Metal held for the Metal Consignor's account pursuant to the terms of this **Article 4**. The Customer Agent will hold ~~the~~such Customer Stored Metal in a Segregated Storage Facility, and the Customer Agent will indicate in its books and records that the Customer Stored Metal is owned by and belongs to the Metal Consignor and is being held for the Metal Consignor's account pursuant to the terms of this **Article 4**.

(c) In the event Customer Agent requests that Metal Consignor hold Consignor Stored Metal in safekeeping, and Metal Consignor agrees in its sole discretion to do so, all such Consignor Stored Metal shall be held by Metal Consignor in one or more accounts at a mutually agreed third-party warehouse. As agreed by the Customer Agent and the Metal Consignor, all such Consignor Stored Metal shall be (i) purchased by Metal Consignor from Customer Agent or its designee, (ii) supplied by Metal Consignor or (iii) acquired by Metal Consignor from a third party acceptable to Metal Consignor in its sole discretion. In the event Consignor Stored Metal is supplied by Customer Agent or a third party consented to by Metal Consignor in its sole discretion, Customer Agent shall arrange for delivery to Metal Consignor at its own cost and expense on the agreed delivery date. Each such delivery will be accompanied by a commercial invoice, packing list setting out the quantity and quality of the Metal delivered, customs declarations and bill of lading or waybill, as applicable, and any other documentation necessary to permit delivery of the Consignor Stored Metal to Metal Consignor.

(d) Except as hereinafter provided, title to ~~the~~ Stored Metal will at all times remain solely in the Metal Consignor, and neither the Customer Agent nor, for the avoidance of doubt, any Customer: (~~a~~i) will acquire any interest in the Stored Metal except as hereinafter permitted; (~~b~~ii) except as permitted in **Section 4.2** or **4.3**, will remove ~~the~~any Customer Stored Metal from the Segregated Storage Facility; and (~~c~~iii) will create or incur, any Lien whatsoever on any of the Stored Metal, other than any Lien that is claimed by or granted by the Metal Consignor. Except as provided in **Section 4.2**, the Stored Metal will not become part of the Customer Agent's (or, for the avoidance of doubt, any Customer's) Inventory for any purposes.

Section 4.2. **Periodic Removal of Stored Metal**. Upon notifying the Metal Consignor using the Metal Consignor's approved notice procedures, the Customer Agent may remove Stored Metal from a Segregated Storage Facility in such quantities as may be required by a Customer for its manufacturing operations; provided~~, however~~ that, all quantities of such Stored Metal ~~so removed from the Segregated Storage Facility: (a) shall~~shall either: (a) immediately and without further action become and be deemed

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NAI-~~5001621302v2~~5001621479v5

NAI-5001621302v25001621479v5 -25- to constitute Consigned Metal under Article 2 of this Agreement and shall be subject to all of the terms and conditions of this Agreement, including Article 2 hereof; or (b) shall be paid for in full upon terms agreed to at such time by the Customer Agent and the Metal Consignor. If, following removal of the Stored Metal from the Segregated Storage Facility and its designation as Consigned Metal pursuant to Article 2 of this Agreement, the Consignment Limit is exceeded, the Customer Agent will promptly and without further notice from or demand by the Metal Consignor, take such action as is required by Section 2.7 hereof to reduce the amount of Consigned Metal outstanding pursuant to the Consignment Facility to an amount at or below the Consignment Limit. Notwithstanding anything herein to the contrary, Metal Consignor makes no representation or warranty as to quantity, type, fineness, title or otherwise in respect of such Stored Metal that subsequently constitutes Consigned Metal. Section 4.3. Removal of Customer Stored Metal at Request of the Metal Consignor. From time to time, the Metal Consignor may provide the Customer Agent with reasonable written instructions specifying that a quantity of Customer Stored Metal must be delivered to the Metal Consignor or to a designated third party located in the continental United States and within a 100-mile radius of where such Customer Stored Metal is then located. Following receipt of such instructions, the Customer Agent shall promptly arrange for the delivery of such quantity of Customer Stored Metal in accordance with such instructions. Except as provided in Section 4.2 hereof, the Customer Agent may only remove Customer Stored Metal from safekeeping in order to deliver such Customer Stored Metal to the Metal Consignor or to a third party in accordance with the Metal Consignor’s written instructions. The Customer Agent may only transfer Customer Stored Metal to a third party for the Metal Consignor’s account pursuant to the terms of this Agreement notwithstanding the fact that the Customer Agent may hold other Metal for the Metal Consignor’s account. Section 4.4. Fees for Stored Metal Not Subject to Fees; Costs and Expenses. Neither Customer Agent, on the one hand, nor the Metal Consignor, on the other hand, shall be required to pay to the other any consignment fees, market premiums or any other fees with respect to the Customer Stored Metal while it is in a Segregated Storage Facility, and no consignment fees shall be imposed until such time as the Customer Agent removes Stored Metal from its Segregated Storage Facility pursuant to the provisions of Section 4.2 hereof. Notwithstanding the foregoing, Consignor Stored Metal shall be subject to such fees as from time to time agreed by Customer Agent and Metal Consignor. Any costs incurred in connection with the acquisition and holding by Metal Consignor of Consignor Stored Metal shall be borne exclusively by Customers. Section 4.5. Access to Segregated Storage Facility. Notwithstanding anything to the contrary in this Agreement, Customer Agent will at all times provide to the Metal Consignor access to each Segregated Storage Facility for Customer Stored Metal and to its related premises and related books and records during regular business hours, with or without notice, in order to permit the Metal Consignor to verify compliance with the terms of this Article 4; provided, however, that in the event that the Metal Consignor has a reasonable belief that any removal of Customer Stored Metal from a Segregated Storage Facility is not in compliance with Section 4.2 or 4.3, then the Metal Consignor shall have immediate access to the relevant Segregated Storage Facility and the related premises. While on the Premises, the Metal Consignor shall follow all generally applicable safety, health and security policies. Section 4.6. Security Interest. The Customer Agent and the Metal Consignor agree and intend that all Stored Metal within a Segregated Storage Facility shall be owned solely by the Metal Consignor, and no Customer shall have or be deemed to have any right, title or interest in under and to the Stored Metal; provided, however, that to the extent any Customer is so deemed by operation of law or otherwise to have any right title or interest in, under or to the Stored Metal, such Customer hereby grants to the Metal Consignor a security interest in all right, title and interest of such Customer, if any, in, under

NAI-5001621302v25001621479v5 -26- and to the Stored Metal to secure the payment and performance of all Obligations contained in this Agreement, including, without limitation, the provisions of this Article 4. Each Customer hereby agrees that the Metal Consignor is authorized to prepare and file any Uniform Commercial Code financing statements and continuations thereof reasonably deemed necessary or appropriate by the Metal Consignor to evidence its ownership interest and security interest in the Stored Metal. Section 4.7. Risk of Loss. The Customers will be liable to the Metal Consignor for any theft, loss or conversion of any Stored Metal held pursuant to the terms of this Article 4 or for any casualty to any Stored Metal held pursuant to the terms of this Article 4 and will maintain in full force and effect insurance conforming to that required pursuant to Section 9.25(d) hereof in an amount sufficient to cover the Stored Metal and naming the Metal Consignor as a loss payee and as an additional insured as its interest may appear, and will deliver to the Metal Consignor proof that such insurance is in full force and effect prior to the first shipment of Stored Metal pursuant to the terms of this Article 4. Section 4.8. Waiver of Setoff. Customer Agent (and, for the avoidance of doubt, each Customer) hereby waives any and all Liens, rights of setoff or other claims against the Stored Metal held for the Metal Consignor pursuant to the terms of this Article 4. Section 4.9. Termination of Segregated Storage Facility. All Segregated Storage Facilities shall terminate on the Maturity Date or on such earlier date as the Metal Consignor accelerates the Obligations by reason of the occurrence of an Event of Default hereunder. In addition, the Customer Agent, on the one hand, or the Metal Consignor, on the other hand, may at any time on thirty (30) days prior written notice to the other terminate any particular Segregated Storage Facility. Upon termination of a Segregated Storage Facility, Customer Agent shall return at its sole expense and risk to the Metal Consignor in accordance with the Metal Consignor’s reasonable written instruction all Customer Stored Metal that was delivered to the Customers. Termination of any particular Segregated Storage Facility shall not affect any Customer’s duty to perform its obligations to the Metal Consignor under this Article 4. ARTICLE 5 [RESERVED] ARTICLE 6 CONDITIONS Section 6.1. Conditions to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction (or the Metal Consignor’s waiver) of all of the following conditions precedent: (a) The Metal Consignor shall have received all applicable fees and expenses required to be paid by the Customers on or before the date hereof; (b) The representations and warranties set forth in Article 8 hereof shall be true and correct in all material respects on and as of the date hereof; (c) The Metal Consignor shall have received the fully executed German Precious Metals Agreement and the German Guarantee, each in form and substance satisfactory to Metal Consignor (with the Metal Consignor’s execution and delivery of this Agreement constituting its

NAI-5001621302v25001621479v5 -27- satisfaction with the receipt and form of the German Precious Metals Agreement and the German Guarantee); and (d) No Default or Event of Default, shall have occurred and be continuing. Section 6.2. Conditions to Transactions. This Agreement amends and restates in its entirety the Original Agreement and, as of the Effective Date, (i) this Agreement shall supersede and entirely replace the Original Agreement, (ii) all “Consigned Metal” outstanding under the Original Agreement shall constitute Consigned Metal under this Agreement, and (iii) all other “Obligations” outstanding under the Original Agreement shall constitute Obligations outstanding under this Agreement. From and after the Effective Date, the obligation of the Metal Consignor to make any subsequent Consignments, Metal Hedging Transactions or deliveries under the Segregated Storage Facility is subject to the following conditions precedent: (a) All representations and warranties of the Customers set forth in this Agreement (except those made as of a specific date) shall be true and correct in all material respects as of the date such Consignment or Metal Hedging Transaction is requested and is to occur or delivery is requested to be made. (b) After giving effect to such requested Consignment, Metal Hedging Transaction or delivery (both as of the proposed date thereof and, on a pro forma basis as of the last day of the most recent Fiscal Quarter for which financial statements have been delivered to the Metal Consignor), no Default or Event of Default shall have occurred and be continuing, or shall result from the requested transaction. (c) No Customer is the subject of any voluntary or involuntary petition under any chapter of the Bankruptcy Code, or any proceeding seeking the appointment of a receiver, trustee or custodian of any of its property or business. (d) No event(s) shall have occurred, and no circumstance(s) shall exist, which individually or in the aggregate with other such circumstances or events, has had, or could reasonably be expected to have, a Material Adverse Effect. Section 6.3. Customers’ Confirmation. Each request by the Customer Agent on behalf of a Customer to the Metal Consignor for the delivery of Metal under the Consignment Facility and the Segregated Storage Facility, and for a Metal Hedging Transaction, shall be deemed to be a representation and warranty to the Metal Consignor that the respective conditions specified in Section 6.2 for such Consignment and/or Metal Hedging Transaction has been satisfied. ARTICLE 7 SECURITY; SUBORDINATION Section 7.1. Collateral. The intent of the parties hereto is to create a true Consignment from the Metal Consignor to the Customers and for title to remain with the Metal Consignor; provided, however, that in the event that this Agreement, any other Metal Document or the transactions contemplated hereby or thereby are construed at any time with respect to any Consigned Metal as other than a true Consignment from Metal Consignor to the Customers, then as security for its Obligations, each Customer hereby grants the Metal Consignor a first priority perfected Lien (subject to Liens arising by operation of law) on the Collateral securing all present and future Obligations of such Customer to the Metal Consignor under this Agreement and any Consignment hereunder. Except as contemplated by the

NAI-5001621302v25001621479v5 -28- Intercreditor Agreements and any Client-Customer Arrangements, the Obligations of the Customers shall at all times be secured by such first priority perfected Lien on the Collateral. Section 7.2. Identification of Collateral. For the purpose of identifying the Collateral, so long as Metal of a particular Category is subject to any Consignment, all Metal of such Category in the possession or control of each Customer, or Metal of such Category held by a third party for the account of a Customer, shall constitute Collateral notwithstanding that (i) such Metal is in alloyed form or is contained in raw materials, work-in-process, or finished goods, (ii) such Metal was delivered to, or credited to the account of, a Customer by a third party in exchange for or in consideration of Metal delivered by the Metal Consignor to such third party, (iii) such Metal was sold by a Customer to the Metal Consignor and then consigned or loaned back to such Customer pursuant to this Agreement, (iv) such Metal has been commingled with other Inventory of the Customers, or (v) such Metal is otherwise demonstrably not the actual Metal physically delivered by the Metal Consignor. Section 7.3. Additional Credit Support. As continuing security for the prompt and punctual payment and performance of all Obligations and/or as may be required by the Metal Intercreditor Agreement, the Customers (or the Customer Agent) shall cause any combination of (a) one or more stand-by letters of credit in favor of the Metal Consignor (or the Collateral Agent), in form and substance reasonably acceptable to the Metal Consignor (or the Collateral Agent), issued and delivered to Metal Consignor by JPMorgan Chase Bank, N.A. or any other domestic bank reasonably acceptable to Metal Consignor, (b) one or more surety, performance or other bonds, in form and substance reasonably acceptable to the Metal Consignor (or the Collateral Agent), or (c) any other type of collateral, including but not limited to cash or precious metal (collectively, “Additional Credit Support”) to be in effect for the benefit of the Metal Consignor (or to the Collateral Agent for the benefit of the Metal Consignor and the other Approved Consignors) in an amount at least equal to the aggregate value (as determined in accordance with Section 2.2 hereof) of any Consigned Metal held at Additional Credit Support Locations. If the Customers (or the Customer Agent) propose to use any Additional Credit Support referenced in clause (b) or (c) above, then the type and combination of such Additional Credit Support will be subject to the written approval of the Metal Consignor (or the Collateral Agent), in the sole discretion of the Metal Consignor (or the Collateral Agent). Section 7.4. Intercreditor Agreements. Notwithstanding any provision contained herein to the contrary, as among the Metal Consignor, the lenders under the Senior Credit Agreement and the Approved Consignors, the priority of security interests and consignment interests of the Metal Consignor under this Agreement shall at all times be subject to, and evidenced and confirmed by, the Intercreditor Agreements. Section 7.5. Security Documents. Each Customer agrees to execute and deliver any and all Security Documents, in form and substance reasonably satisfactory to the Metal Consignor and take such action as the Metal Consignor may reasonably request from time to time in order to cause the Metal Consignor to be secured at all times as described in this Agreement. ARTICLE 8 REPRESENTATIONS AND WARRANTIES As a material inducement to the Metal Consignor to enter into this Agreement and to provide Metal and financial accommodations contemplated hereby, each Customer hereby represents and warrants to the Metal Consignor (which representations and warranties shall survive the execution of this

NAI-5001621302v25001621479v5 -29- Agreement, the Consignments of Metal, the creation of the Segregated Storage Facility, and the entering into of any Metal Hedging Transaction) that: Section 8.1. Existence and Standing. Each Customer is a corporation or a limited liability company (as applicable) duly and properly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing or full force and effect under the laws of its jurisdiction of incorporation or organization (as applicable) and has all requisite corporate or limited liability company (as applicable) authority to conduct its business in each jurisdiction in which its business is conducted. Section 8.2. Authorization and Validity. Each Customer has the power and authority and legal right to execute and deliver the Metal Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Customer of the Metal Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Metal Documents to which such Customer is a party constitute legal, valid and binding obligations of such Customer enforceable against such Customer in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity. Section 8.3. No Conflict; Government Consent. Neither the execution and delivery by any Customer of the Metal Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Customer, (b) any Customer’s articles or certificate of incorporation or organization (as applicable) or by-laws, code of regulations or operating agreement (as applicable), or (c) the provisions of any indenture, instrument or agreement to which any Customer is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of such Customer pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing (other than the filing of the appropriate Security Documents), recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by a Customer, is required to be obtained by any Customer in connection with the execution and delivery of the Metal Documents, the transactions under this Agreement, the payment and performance by the Customer of the Obligations or the legality, validity, binding effect or enforceability of any of the Metal Documents. Section 8.4. Security Interest in Collateral. The provisions of this Agreement and the other Metal Documents (once delivered hereunder) will create legal and valid Liens on all the Collateral in favor of the Metal Consignor, and such Liens will constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Customer, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Metal Liens, to the extent any such Permitted Metal Liens would have priority over the Liens in favor of the Metal Consignor pursuant to any applicable law or agreement, (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Metal Consignor has not obtained or does not maintain possession of such Collateral, and (c) an alteration of such priorities pursuant to the Intercreditor Agreements. Section 8.5. Financial Statements. The audited consolidated financial statements of BEM and its Subsidiaries for the period ending on December 31, 2021 heretofore delivered to the Metal Consignor and each of the other financial statements now or hereafter delivered pursuant to Section 9.1 were prepared in accordance with GAAP (as in effect on the date such statements were prepared) and

NAI-5001621302v25001621479v5 -30- fairly present the consolidated financial condition and operations of BEM and its Subsidiaries at such date and the consolidated results of their operations for the period then ended. Section 8.6. Material Adverse Change. Since the date of the most recent financial statements delivered pursuant to Section 9.1 hereof, there has been no change in the business, property, condition (financial or otherwise) or results of operations of the Customers which could reasonably be expected to have a Material Adverse Effect. Section 8.7. Taxes. The Customers have filed all U.S. federal, state and local tax returns and all other tax returns which are required to be filed and have paid all material taxes due pursuant to said returns or pursuant to any assessment received by any Customer, except such taxes, if any, that are being contested in good faith by appropriate proceedings and for which the applicable Customer has set aside on its books adequate reserves except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 8.8. Litigation and Environmental Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or governmental authority pending against or, to the knowledge of any Customer, threatened against or affecting the Customers (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that question the validity of this Agreement or the transactions contemplated hereby. There are no labor controversies pending against or, to the knowledge of any Customer, threatened against or affecting any Customer (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that question the validity of this Agreement or the transactions contemplated hereby. (b) Except with respect to any matters reflected in the Financial Statementsfinancial statements or that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Customer (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any judgment, decree, order or other similar requirement of or agreement with any governmental authority or other Person under any Environmental Laws (iii) has received written notice of any claim with respect to any Environmental Liability, the subject of which is unresolved or for which ongoing obligations remain, or (iv) knows of any circumstances, conditions, events or incidents including, without limitation, the release, emission, discharge, presence or disposal of or exposure to any Hazardous Materials that that could reasonably be expected to form the basis of any claim of Environmental Liability against or affecting the Customers. Section 8.9. Compliance With Laws. Each Customer is in compliance with all laws, regulations and orders of any governmental authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 8.10. Investment Company Act. No Customer is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. Section 8.11. Solvency.

NAI-5001621302v25001621479v5 -31- (a) Immediately after the making of each Consignment, and after giving effect thereto, (i) the fair value of the assets of each Customer, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of each Customer; (ii) the present fair saleable value of the property of each Customer will be greater than the amount that will be required to pay the probable liability of each Customer on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Customer will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Customer will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted after the date hereof. (b) The Customers do not intend to and do not believe that they will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by them and the timing of the amounts of cash to be payable on or in respect of its Indebtedness. Section 8.12. Shared Benefits of Agreement. Each Customer expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from the Metal supplied, and financial accommodations extended, by the Metal Consignor to any of the Customers pursuant to this Agreement. Each Customer has determined that execution, delivery, and performance of this Agreement and any other Metal Documents to be executed by such Customer is within its purpose, will be of direct and indirect benefit to such Customer, and is in its best interest. Section 8.13. Specifically Designated National and Blocked Persons. No Customer is, nor to the knowledge of any Customer, is any director, officer, employee or authorized agent of any Customer or Affiliate of any Customer, a Sanctioned Person or located in a Sanctioned Country. No Customer is in violation of any Sanctions applicable to such Customer and none of the transactions contemplated hereby or by any Metal Document will violate any such Sanctions applicable to it. Each Customer has implemented and maintains in effect adequate internal procedures reasonably designed to ensure compliance with applicable Sanctions. No Customer will, directly or indirectly, use the proceeds of the transactions contemplated by this Agreement, or lend, contribute or otherwise authorize the giving or offering of any financial or other advantage to any person, such that the activities, business or person to be funded, at the time of such funding, are subject to Sanctions or in any manner that would result in a violation of any Sanctions. No Customer nor any of its Affiliates is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any Anti-Terrorism Law. Section 8.14. Anti-Money Laundering. (a) Each Customer is in compliance and will continue to comply with all applicable laws, regulations, rules and government guidance primarily relating to the prevention of money laundering and terrorist financing (collectively “AML Laws”) in any jurisdiction where it operates and provides services; (b) Each Customer has policies and controls designed to ensure compliance with economic and export sanctions programs and will continue to comply with the applicable economic and export sanctions administered in the local jurisdictions where each such Customer operates and provides

NAI-5001621302v25001621479v5 -32- services, including, where applicable, the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”); (c) The Customers maintain policies and procedures designed to ensure that their customers, employees and vendors comply with AML Laws and Sanctions. Upon the Metal Consignor’s request, each Customer will confirm in writing that such Customer has followed its policies and procedures established to comply with AML Laws and economic sanctions programs; and (d) Each Customer agrees to notify the Metal Consignor promptly whenever such Customer receives any written notices from any governing or regulatory entity pertaining to such Customer’s alleged non-compliance with AML Laws or OFAC. ARTICLE 9 AFFIRMATIVE AND NEGATIVE COVENANTS From the date hereof and until (a) the Obligations have been paid and performed in full, and (b) the Metal Consignor’s commitments and obligations, have been terminated, each Customer jointly and severally agrees that from and after the date hereof and until the payment and performance in full of all Obligations: Section 9.1. Financial and Collateral Reporting. Each Customer will maintain a system of accounting established and administered in accordance with GAAP, and will furnish to the Metal Consignor: (a) within ninety (90) days after the close of each Fiscal Year of BEM, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of BEM and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of BEM, BEM’s consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its executive officers as presenting fairly in all material respects the financial condition and results of operations of BEM and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and any matters; (c) concurrently with any delivery of financial statements under Section 9.1(a) or 9.1(b) above, a certificate of an executive officer of BEM (i) showing the calculations necessary to determine compliance with this Agreement, and (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

NAI-5001621302v25001621479v5 -33- (d) as soon as available but in any event within twenty (20) days after the close of each Fiscal Month, a certificate as of the last day of such Fiscal Month (each a “Collateral Compliance Certificate”) detailing on a consolidating basis, in form reasonably acceptable to the Metal Consignor, the quantity and location of all Metal owned or otherwise held by the Customers (including all Metal outstanding under Permitted Metals Agreements and all Client Metal subject to any Client-Customer Arrangement) as well as Collateral supporting the Net Marked-to-Market Exposure of all Metal Hedging Transactions; and (e) as soon as available, but in any event not more than thirty (30) days prior to the end of each Fiscal Year of BEM, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of BEM for the upcoming Fiscal Year; and (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Customers, or compliance with the terms of this Agreement, as the Metal Consignor may reasonably request. Section 9.2. Use of Consignments. Each Customer will use the Consigned Metal for general corporate purposes of the Customers not otherwise prohibited by this Agreement. Section 9.3. Notices. Each Customer through the Customer Agent, will give prompt notice in writing to the Metal Consignor of: (a) the occurrence of any Event of Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting any Customer that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) any Lien (other than Permitted Metal Liens) attaching or asserted against any material portion of the Collateral; (d) any loss, damage, or destruction to the Collateral in the amount of $1,000,000 or more, whether or not covered by insurance; (e) the occurrence of any “Default” under the Senior Credit Agreement or any “Event of Default” under any Permitted Metals Agreement which is subject to the Metal Intercreditor Agreement; (f) the occurrence of any “Default” or “Event of Default” under any other Permitted Metal Agreement not described in the preceding clause (e) which has resulted in the exercise or commencement of any creditor remedies thereunder against Metal in the possession, custody or control of any Customer; (g) any corporate reorganization involving any of the Customers; (h) any breaches, threats or incidents related to the physical security or safekeeping of the Collateral of which it becomes aware, and (i) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 9.3 shall be accompanied by a statement of an executive officer of the Customer Agent setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 9.4. Conduct of Business. Each Customer will do or cause to be done (a) all things necessary to preserve, renew and keep in full force and effect its legal existence and (b) take, or cause to be taken, all reasonable actions to maintain the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except, in the case of this clause (b), to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution otherwise permitted by this Agreement. Section 9.5. Payment of Obligations. Each Customer will pay its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith

NAI-5001621302v25001621479v5 -34- by appropriate proceedings, (b) such Customer has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Section 9.6. Compliance with Laws and Material Contractual Obligations. Each Customer will (a) comply with all laws, rules, regulations and orders of any governmental authority applicable to it or its property (including without limitation Environmental Laws) and (b) perform in all material respects its obligations under material agreements to which it is a party, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 9.7. Inspections; Field Exams. Each Customer will permit the Metal Consignor, by its respective employees, representatives and agents, from time to time during normal business hours and without disruption to the Customers’ normal business operations to (a) inspect any of the Metal, the Collateral, and the books, financial records and written policies, records and other documents related to the procedures and controls of such Customer, (b) examine, audit and make extracts or copies of the books of accounts, financial records and written policies, records and other documents related to the procedures and controls of such Customer, (c) have access to its properties, facilities, the Collateral and its advisors, officers, directors and employees to discuss the affairs, finances and accounts of such Customer, and (d) review, evaluate and make test verifications and counts of the Collateral of each Customer, and (e) on not less than forty-eight (48) hours’ notice conduct field exams of each Customer at the sole cost and expense of each Customer. If an Event of Default has occurred and is continuing, each Customer shall provide such access to the Metal Consignor at all times and without notice and without regard to whether such access will disrupt the Customers’ normal business operations. During any inspection conducted at a Customer’s Premises, the Metal Consignor will, and will cause its employees, representatives and agents to, comply with all health, safety and security requirements of general application in effect at any such property or location where Collateral or books and records are located. Section 9.8. [Reserved]. Section 9.9. [Reserved]. Section 9.10. Additional Collateral; Further Assurances. (a) Subject to applicable law, each Customer shall, unless the Metal Consignor otherwise consents, cause each operating Subsidiary of BEM which holds Consigned Metal to become or remain a Customer and become a party to this Agreement by executing a Joinder Agreement. (b) Without limiting the foregoing, each Customer shall, and shall cause each of BEM’s Subsidiaries which is required to become a Customer pursuant to the terms of this Agreement to, execute and deliver, or cause to be executed and delivered, to the Metal Consignor such other documents and agreements, and shall take or cause to be taken such actions as the Metal Consignor may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Metal Documents. Section 9.11. Restricted Payments. No Customer will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) BEM may declare and pay dividends with respect to its equity interests payable solely in additional shares of its common stock, (b) Subsidiaries of BEM may declare and pay dividends ratably with respect to their equity interests, (c) BEM may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for

NAI-5001621302v25001621479v5 -35- management or employees of BEM or its Subsidiaries and, (d) any Receivables Entity may declare and pay dividends or other distributions to BEM or any wholly-owned Subsidiary thereof and (e) BEM and its Subsidiaries may make any other Restricted Payment so long as no Default or Event of Default has occurred and is continuing prior to making such Restricted Payment or would arise after giving effect (including pro forma effect) thereto and the aggregate amount of such Restricted Payments does not exceed 10% of Consolidated Net Worth as of the most recently ended Fiscal Quarter of BEM for which financial statements have been delivered; provided that, the foregoing aggregate limitation for Restricted Payments shall not apply as long as the Leverage Ratio does not exceed 2.75 to 1.00 immediately prior to and immediately after giving effect to any such Restricted Payment.; provided, further, that nothing in this Section 9.11 shall operate to prevent the making of any previously declared Restricted Payment by BEM so long as (i) at the declaration date or execution date, such Restricted Payment was permitted by the foregoing, and (ii) such Restricted Payment is consummated within the earlier of 60 days and any date under applicable law on which such dividend or repurchase must be consummated. Section 9.12. Indebtedness. The Customers will not, nor will they permit any other Customer to, create, incur or suffer to exist any Indebtedness, except: (a) the Obligations; (b) Indebtedness existing on the date hereof and extensions, renewals and replacements of any such Indebtedness; (c) Indebtedness of any Customer to any other Customer or to any Subsidiary of BEM; (d) Guarantees by BEM of Indebtedness of any of its Subsidiaries and by any such Subsidiary of Indebtedness of BEM or any other such Subsidiary; (e) Indebtedness of any Customer incurred to finance the acquisition, construction or improvement of any assets, including Capitalized Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that the aggregate principal amount of Indebtedness incurred in any Fiscal Year pursuant to this clause (e) shall not exceed the greater of (x) $25,000,000 and (y) 1.50% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1; (f) contingent obligationsContingent Obligations (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) consisting of the reimbursement obligations in respect of letter of credit obligations permitted by the Senior Credit Agreement, and (iii) consisting of the guarantees of Indebtedness incurred for the benefit of any Subsidiary of BEM if the primary obligation is expressly permitted elsewhere in this Section 9.12, and (iv) under the Beryllium Contracts; (g) Indebtedness arising under Swap Agreements and Metal Hedging Transactions having a Net Marked-to-Market Exposure not exceeding at any time the greater of (x) $50,000,000, which amount shall include the Swap Agreements and Metal Hedging Transactions in existence on the Effective Date; and (y) 2.75% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1;

NAI-5001621302v25001621479v5 -36- (h) Indebtedness arising under this Agreement and all other Permitted Metals Agreements in an aggregate principal amount not to exceed the Aggregate Secured Metal Limit; (i) Indebtedness arising under or permitted by the Senior Credit AgreementLoan Documents; (j) unsecured Indebtedness of a Customer (including unsecured Subordinated Indebtedness to the extent subordinated to the Obligations on terms reasonably acceptable to the Metal Consignor) in the form of publicly issued notes, to the extent not otherwise permitted under this Section 9.12, and any Indebtedness of a Customer constituting refinancings, renewals or replacements of any such Indebtedness; provided that (i) both immediately prior to and after giving effect (including giving effect on a pro forma basis) thereto, no Default or Event of Default shall exist or would result therefrom, (ii) such Indebtedness matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the date that is 181 days after the Maturity Date (it being understood that any provision requiring an offer to purchase such Indebtedness as a result of change of control or asset sale shall not violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of BEM that is not a Customer (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Obligations on terms not less favorable to the Metal Consignor than the subordination terms of such Subordinated Indebtedness), (iv) the covenants applicable to such Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement and (v) both immediately prior to and after giving effect (including giving effect on a pro forma basis) thereto, the Customers would be in compliance with Section 9.17; and (k) Indebtedness of a Customer incurred to finance the acquisition of any equipment to be used in the United States and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the Indebtedness being extended, renewed, refinanced or replaced and costs and expenses related thereto); provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (k) shall not exceed at any time outstanding the greater of (x) $75,000,000 and (y) 4.25% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1; (l) Indebtedness (including obligations in respect of letters of credit or bank guarantees or similar instruments) owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (m) Indebtedness in respect of performance bonds, performance and completion guarantees, bid bonds, customs and appeal bonds, surety bonds and similar obligations or obligations in respect of letters of credit related thereto, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (n) Indebtedness of any Person that becomes a Customer or is merged into or consolidated with any Customer and Indebtedness assumed in connection with the acquisition of assets, in each case, pursuant to a transaction not otherwise prohibited by this Agreement; provided that such Indebtedness exists at the time such Person becomes a Customer or at the time of such merger,

NAI-5001621302v25001621479v5 -37- consolidation or acquisition, as applicable, and is not created in contemplation of or in connection with such Person becoming a Customer or such merger, consolidation or acquisition, as applicable, and extensions, renewals, refinancings and replacements of any such Indebtedness with Indebtedness of a similar type that does not increase the outstanding principal amount thereof (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the Indebtedness being extended, renewed, refinanced or replaced and costs and expenses related thereto); (o) Indebtedness representing deferred compensation to employees of any Customer; (p) Indebtedness to the extent constituting obligations providing for indemnification, the adjustment of the purchase price or similar adjustments in connection with an acquisition or disposition; (q) Indebtedness and other obligations in respect of netting services, overdraft protections and similar arrangements in each case in connection with cash management agreements and deposit accounts in the ordinary course of business; (r) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (ks) other unsecured Indebtedness in an amount not in excess of $150,000,000.respect of any trade letters of credit, warehouse receipts or similar facilities entered into in the ordinary course of business; (t) Indebtedness incurred pursuant to Permitted Receivables Facilities; (u) Indebtedness of a Customer incurred with the U.S. Department of Defense or the U.S. Department of Energy or pursuant to other government programs, in each case, to finance the acquisition of any equipment to be used in the United States and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the Indebtedness being extended, renewed, refinanced or replaced and costs and expenses related thereto) (such Indebtedness, “Permitted Government Indebtedness”); provided that the aggregate principal amount of Permitted Government Indebtedness incurred pursuant to this clause (u) shall not exceed at any time outstanding the greater of (x) $50,000,000 and (y) 2.75% of Consolidated Total Assets as of the most recent Fiscal Quarter of the Company for which financial statements have been or were required to be delivered pursuant to Section 9.1; and (v) other unsecured Indebtedness in an aggregate principal amount not to exceed at any time outstanding the greater of (x) $150,000,000 and (y) 8.50% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1. Section 9.13. Fundamental Changes and Asset Sales. (a) No Customer will merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets, or any of the equity interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except

NAI-5001621302v25001621479v5 -38- that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing: (i) any Person may merge into BEM in a transaction in which BEM is the surviving corporation; (ii) any Customer may merge into any other Customer (provided that any such merger involving BEM must result in BEM as the surviving entity); (iii) any Customer may sell, transfer, lease or otherwise dispose of its assets to any other Customer; (iv) each Customer may (A) sell inventory in the ordinary course of business, (B) effect sales, trade-ins or dispositions of equipment that is obsolete or no longer useful in any meaningful way in its business, (C) enter into licenses of technology in the ordinary course of business, and (D) make any other sales, transfers, leases or dispositions that, together with all other property of the Customers previously leased, sold or disposed of during any Fiscal Year of BEM, does not represent property with a book value that (1) is greater than 10% of the Consolidated Total Assets of BEM or (2) is responsible for more than 10% of the consolidated net sales or of the Consolidated Net Income of BEM, in each case, as would be shown in the consolidated financial statements of BEM as at the beginning of the four-quarter period ending with the quarter in which such determination is made (or if financial statements have not been delivered hereunder for that quarter which begins the four quarter period, then the financial statements delivered hereunder for the quarter ending immediately prior to that quarter); (v) any Customer may liquidate or dissolve if BEM determines in good faith that such liquidation or dissolution is in the best interests of BEM and is not materially disadvantageous to the Metal Consignor, and all Consigned Metal consigned to such Customer is either returned to the Metal Consignor or purchased and paid for pursuant to this Agreement; provided that no such liquidation or dissolution shall be permitted hereunder that could reasonably be expected to have a Material Adverse Effect; and (vi) any Customer may engage in: (A) any sale, transfer, lease or other disposal of accounts receivable (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof; (B) sale and leaseback transactions; (C) any sale, transfer, lease or other disposal resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Customer or any Subsidiary; (D) leases, subleases, licenses or sublicenses of real or personal property in the ordinary course of business, in each case that do not materially interfere with the business of BEM and its Subsidiaries; (E) the termination, surrender or sublease of leases (as lessee), licenses (as licensee), subleases (as sublessee) and sublicenses (as sublicensee) in the ordinary course of business; (F) any sale, transfer, lease or other disposal of fixed assets which are replaced by comparable fixed assets within 180 days of such sale, transfer or lease; (G) any sale, transfer, lease or other disposal of non-core assets, including equity interests; (H) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or other litigation claims in the ordinary course of business; (I) the termination of any Swap Agreement; (J) any like kind exchange of property; and (K) dispositions of cash and cash equivalent investmentsCash Equivalent Investments; and (L) any sale, transfer or disposition of Permitted Receivables Facility Assets made pursuant to any Permitted Receivables Facility.

NAI-5001621302v25001621479v5 -39- (b) No Customer will engage to any material extent in any business other than businesses of the type conducted by the Customers on the date of this Agreement and businesses reasonably related thereto. (c) No Customer will change its Fiscal Year from the basis in effect on the date of this Agreement. Section 9.14. Liens. No Customer will create, incur, or suffer to exist any Lien in, of, or on any of the Collateral of such Customer, except the following (collectively, “Permitted Liens”): (a) Liens created pursuant to any Metal Document; (b) Liens arising in connection with Permitted Metals Agreements subject to the Metal Intercreditor Agreement to the extent required by Section 9.21; (c) Liens arising in connection with the Senior Credit AgreementLoan Documents subject to the Lender Intercreditor Agreement; (d) any Lien on any property or asset of any Customer existing on the date hereof; provided that (i) such Lien shall not apply to any other property or asset of the Customer (other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien and (y) proceeds and products thereof) and (ii) such Lien shall secure only those obligations which it secures on the date hereofas of June 26, 2025 and extensions, renewals, refinancings and replacements thereof; that do not increase the outstanding principal amount thereof (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the obligations being extended, renewed, refinanced or replaced and costs and expenses related thereto); (e) any Lien existing on any property or asset prior to the acquisition thereof by any Customer or existing on any property or asset of any Person that becomes a Customer after the date hereof prior to the time such Person becomes a Customer; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Customer, as the case may be, (ii) such Lien shall not apply to any other property or assets of a Customer and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Customer, as the case may be, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof; (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the obligations being extended, renewed, refinanced or replaced and costs and expenses related thereto); (f) Liens on assets acquired, constructed or improved by any Customer; provided that (i) such security interests secure Indebtedness permitted by Section 9.12(e), (ii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such assets and (iii) such security interests shall not apply to any other property or assets of the Customer; other than the property financed by such Indebtedness and any accessions thereto and the proceeds and products thereof and related property; provided, further, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender incurred under Section 9.12(e); (g) Liens for taxes, fees, assessments, or other governmental charges or levies on the Collateral of any Customer if such Liens (i) shall not at the time be delinquent by more than 30 days (after giving effect to any grace period), (ii) are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves shall have been provided on the Customer’s books, or

NAI-5001621302v25001621479v5 -40- (iii) subject to the provisions of Section 9.5, do not secure obligations in excess of the greater of (x) $15,000,000 and (y) 1.00% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1, and a stay of enforcement of such Lien is in effect; (h) Liens imposed by law, such as carrier’s, warehousemen’s, and mechanic’s Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 30 days past due or which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves shall have been provided on the Customer’s books; (i) statutory Liens in favor of landlords of real property leased by a Customer; provided that, the Customer is current with respect to payment of all rent and other material amounts due to such landlord under any lease of such real property or is contesting such amounts in good faith by appropriate proceedings; (j) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation or to secure the performance of bids, tenders, or contracts (other than for the repayment of Indebtedness) or to secure indemnity, performance, or other similar bonds for the performance of bids, tenders, or contracts (other than for the repayment of Indebtedness) or to secure statutory obligations (other than liens arising under ERISA or Environmental Laws) or surety or appeal bonds, or to secure indemnity, performance, or other similar bonds; (k) the equivalent of the types of Liens discussed in clauses (g) through (j) above, inclusive, in any jurisdiction in which the Customer is engaged in business or owns property or assets; (l) Liens arising from judgments or orders under circumstances that do not constitute an Event of Default under Section 10.1(l); (m) Liens on equipment acquired by any Customer to be used in the United States; provided that (i) such security interests secure Indebtedness permitted by Section 9.12(k), (ii) the Indebtedness secured thereby does not exceed the cost of acquiring such equipment and (iii) such security interests shall not apply to any other property or assets of the Customer other than the property financed by such Indebtedness and any accessions thereto and the proceeds and products thereof and related property; provided that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender incurred under Section 9.12(k); (n) Liens securing insurance premiums financing arrangements in the ordinary course of business; (mo) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (np) Liens arising from precautionary UCC financing statement filings (or similar filings under other applicable law) in connection with operating leases and other ordinary course transactions and which, in each case, do not relate to any Indebtedness;

NAI-5001621302v25001621479v5 -41- (oq) Liens in favor of or asserted by any Client in Client Metals under or in connection with any Client-Customer Arrangement; and (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Customer and not otherwise prohibited by this Agreement; and (ps) other Liens not otherwise permitted above so long as the aggregate principal amount of the obligations subject to such Liens does not at any time exceed the greater of (x) $20,000,000 and (y) 1.25% of Consolidated Total Assets as of the most recent Fiscal Quarter of BEM for which financial statements have been or were required to be delivered pursuant to Section 9.1. The Permitted Liens referred to in this Section 9.14, excluding those referred to in clauses (e), (g) and (ps) above, are referred to in this Agreement as “Permitted Metal Liens”. Section 9.15. Change of Name or Location. No Customer shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, without at least fifteen (15) Business Days’ prior written notice to the Metal Consignor and the Metal Consignor shall have either (i) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Metal Consignor’s security interest in the Collateral, or (ii) after the Metal Consignor’s written acknowledgement that any reasonable action requested by the Metal Consignor in connection therewith, including to continue the perfection of any Liens in favor of the Metal Consignor in any Collateral, has been completed or taken, and, provided that, with respect to any Customer, any new location shall be in continental U.S. Section 9.16. Amendments to Agreements. (a) No Customer will amend or terminate its articles of incorporation, charter, by-laws, code of regulations or other organizational document in any manner that could reasonably be expected to materially and adversely affect the Metal Consignor’s Liens on the Collateral. (b) The Customers shall not amend, amend and restate, supplement or otherwise modify, or permit to be amended, amended and restated, supplemented or otherwise modified, any of the terms of the Senior Credit Agreement, the Pledge and Security Agreement or any agreements entered into in connection therewithLoan Documents in a manner that could reasonably be expected to have a Material Adverse Effect. (c) If the Senior Credit Agreement is hereafter amended, refinanced or otherwise replaced (including, without limitation, with an unsecured credit facility), the parties hereto shall negotiate in good faith to make appropriate modifications to this Agreement acceptable to the parties hereto, such that the applicable representations, warranties, agreements, covenants and Events of Default herein conform to their corresponding provisions of such amended, refinanced or replaced credit facility; provided, however, that the Metal Consignor will not be required to make any such modifications to the extent they would affect the Applicable Margin or cause the Metal Consignor to surrender, modify, alter, release or otherwise compromise its security interest in the Collateral.

NAI-5001621302v25001621479v5 -42- Section 9.17. Financial Covenants. (a) Maximum Leverage Ratio. Commencing with the first full Fiscal Quarter ending after June 26, 2025, BEM will not permit the Leverage Ratio, determined as of the end of each of its Fiscal Quarters for the then most-recently ended four Fiscal Quarters, to be more than (i) 4.50 to 1.00 for each of the Fiscal Quarters of the 2022 Fiscal Year, (ii) 4.00 to 1.00 for the first and second Fiscal Quarters of the 2023 Fiscal Year, and (ii) 3.50 to 1.00 for each Fiscal Quarter ending thereafter; provided that, with respect to any period occurring on or after the completion of the second Fiscal Quarter of the 2023 Fiscal Year, to the extent BEM or any of its Subsidiaries (x) consummates during any period of four consecutive Fiscal Quarters for which financial statements are available one or more acquisitions for which the aggregate consideration, including assumed debt, for all such acquisitions, is $100,000,000 or more and (y) within 30 days of consummating such acquisition or acquisitions referred to in clause (x) of this proviso, BEM notifies the Metal Consignor that BEM elects to increase the maximum Leverage Ratio threshold as a result thereof, then the maximum Leverage Ratio threshold for the Fiscal Quarter in which such election is made by BEM and the immediately three following Fiscal Quarters shall be increased to 4.00 to 1.00 (each, an “Adjusted Covenant Period”). Not more than onetwo (2) such electionelections may be made by BEM, and BEM may not elect an Adjusted Covenant Period for at least one (1) full Fiscal Quarter following the end of an Adjustment Covenant Period before a new Adjustment Covenant Period is available. (b) Minimum Interest Coverage Ratio. Commencing with the first full Fiscal Quarter ending after June 26, 2025, BEM will not permit the Interest Coverage Ratio, determined as of the end of each of its Fiscal Quarters for the then most-recently ended four Fiscal Quarters, to be less than 3.00 to 1.00. Section 9.18. Subordination of Intercompany Notes. All Indebtedness evidenced by an intercompany note, together with all accrued interest thereon, and any other indebtedness for borrowed money now owing or which hereafter may become owing by or from a Customer to any other Customer, howsoever such Indebtedness may be hereafter created, extended, renewed or evidenced, together with all accrued interest thereon and any and all other obligations and liabilities of any kind owing by or from a Customer to any other Customer shall at all times and in all respects be subordinate and junior in right of payment to any and all obligations, liabilities and indebtedness of any kind of the Customers to the Metal Consignor including, without limitation, the Obligations, and any extensions, renewals, modifications, and amendments thereof and all accrued interest thereon and any fees owing by the Customers to the Metal Consignor; provided, however, that the Customers may make payments in respect of intercompany notes as long as such payment will not result in an Event of Default. Section 9.19. [Reserved]. Section 9.20. Consigned Metal. No Customer shall grant any security interest or ownership rights to any of its customers with respect to any of the Consigned Metal whether or not such customers have prepaid orders for the Consigned Metal or any products or property which does or will include the Consigned Metal. Notwithstanding the foregoing, the parties agree that any Client may file financing statements or other public notices with respect to any Client Metal subject to any Client-Customer Arrangement. Section 9.21. Metal Intercreditor Agreement. (a) No Customer shall obtain Metal on a secured basis (whether styled as a consignment, loan, conditional sale or other secured financing) from any supplier, lender, consignor or

NAI-5001621302v25001621479v5 -43- financial institution other than the Metal Consignor unless (i) no Metal of the same Category is outstanding on Consignment to any Customer under Article 2 hereof, or (ii) such other supplier, lender, consignor or financial institution executes and delivers to the Metal Consignor a counterpart or joinder to the Metal Intercreditor Agreement in form and substance reasonably acceptable to Collateral Agent. (b) Notwithstanding any provision contained in this Agreement to the contrary, if any Customer holds any Metal of a particular Category on a secured basis (whether styled as a consignment, loan, conditional sale or other secured financing) pursuant to any Permitted Metals Agreement (other than this Agreement), the Customers will not have the right to obtain Consignments of the same Category of Metals under this Agreement unless the supplier, lender, consignor or financial institution under such Permitted Metals Agreement executes and delivers to the Metal Consignor an intercreditor agreement (which may be the Metal Intercreditor Agreement) in form and substance reasonably acceptable to the Metal Consignor. In its capacity as Metal Consignor (and not as the Collateral Agent) or in the event Metal Consignor no longer serves as the Collateral Agent, Metal Consignor agrees that, notwithstanding any provision of this Agreement to the contrary, to the extent the Customers (or any of them) provide security, certificates of insurance, credit support, access rights, appraisals, reports, notices or any other items directly to the Collateral Agent for the benefit of the Approved Consignors, the Customers will not be required to provide any such items to the Metal Consignor hereunder, including, without limitation: (i) Additional Credit Support as contemplated by Section 7.3; (ii) financial reports and certifications as contemplated by Section 9.1; (iii) any notices contemplated by Section 9.3; (iv) the right to conduct inspections or field exams as contemplated by Section 9.7; (v) notices with respect to Permitted Metals Agreements as contemplated by Section 9.24; and (vi) insurance coverage and certificates of insurance as contemplated by Section 9.25. (c) Notwithstanding anything to the contrary set forth in this Agreement, the foregoing Sections 9.21(a) and 9.21(b) shall not apply to any Metal that a Customer obtains from any supplier, lender, consignor or financial institution on an unsecured basis, and each Customer shall be entitled to obtain any Category of Metals on an unsecured basis from any supplier, lender, consignor or financial institution. For purposes of this Section 9.21(c) only, the parties to this Agreement agree that the Lease, dated as of December 20, 2006, between WAM and BASF Corporation (as the assigned of BASF Catalysts, LLC), as amended, modified or restated from time to time (the “BASF Lease”), will be deemed unsecured; provided, however, that the Customers shall ensure that the aggregate value of the metals consigned or leased under the BASF Lease does not exceed $100,000,000. (d) For the avoidance of doubt, each Customer shall be entitled to (i) purchase Metals for cash from any Person, and (ii) enter into Client-Customer Arrangements in the ordinary course of such Customer’s business. Section 9.22. [Reserved]. Section 9.23. Location of Metal. (a) The Customers shall at all times maintain one hundred percent (100%) of the Consigned Metal physically located at (i) one or more Approved Locations, (ii) in transit between any Approved Locations, or (iii) in transit to Metal Consignor. (b) The Customers shall not permit the value (as determined pursuant to Section 2.2 hereof) of all Metal of the Customers in the possession of, or in transit to, Approved Refiners/Fabricators

NAI-5001621302v25001621479v5 -44- to exceed $100,000,000 at any time (or such other amount as may be approved by the Metal Consignor or the Collateral Agent from time to time). (c) The Customers shall not permit the value (as determined pursuant to Section 2.2 hereof) of all Metal of the Customers in the possession of, or in transit to, Approved Subconsignees to exceed $50,000,000 at any time (or such other amount as may be approved by the Metal Consignor or the Collateral Agent from time to time). Section 9.24. Permitted Metals Agreements. (a) The Customers shall provide the Metal Consignor with (i) prompt written notice of each Permitted Metals Agreement entered into by any Customer from time to time, (ii) a copy of each Permitted Metals Agreement, (iii) notice of any Lien filed in connection with a Permitted Metals Agreement, and (iv) such additional information as the Metal Consignor may reasonably request from time to time with respect to all Permitted Metals Agreements. (b) (i) The Customers shall ensure that (A) the aggregate value (determined in accordance with Section 2.2 hereof) of all Metal held by the Customers (which may include Metal obtained or held by any Customer pursuant to this Agreement, any Permitted Metal Agreement and any Client-Customer Arrangement) at all Approved Locations or in transit between Approved Locations, plus the amount of Additional Credit Support in excess of the Net Marked-to-Market Exposure of all Metal Hedging Transactions, at all times equals or exceeds (B) the sum of: (1) the aggregate value (determined in accordance with Section 2.2 hereof) of Consigned Metal consigned or leased to the Customers under this Agreement, plus (2) the aggregate value (determined in accordance with Section 2.2 hereof) of Metal outstanding to the Customers under all Permitted Metals Agreements (other than this Agreement), plus (3) the aggregate value (determined in accordance with Section 2.2 hereof) of Metal outstanding to the Customers under any Client-Customer Arrangement. (ii) If it is determined that a Physical Metal Deficiency (as defined below) exists, then within forty-five (45) days of the Customer Agent becoming aware of such Physical Metal Deficiency, the Customers shall (A) purchase or otherwise acquire Equity Metal, or (B) increase the amount of Additional Credit Support, or (C) provide a Collateral Compliance Certificate evidencing a reduction in such Physical Metal Deficiency, or (D) engage in any combination of the foregoing, to the extent necessary to cure such Physical Metal Deficiency. During such forty-five (45)-day period, the Customer’s failure to comply with Section 9.24(b)(i) shall not be deemed to be a Default under this Agreement. As used in this Agreement, the term “Physical Metal Deficiency” means the amount, if any, by which (1) the amount determined pursuant to Section 9.24(b)(i)(B) exceeds (2) the amount determined pursuant to Section 9.24(b)(i)(A). Notwithstanding anything to the contrary in this Section 9.24(b)(ii), if the amount of the Physical Metal Deficiency equals or exceeds $20,000,000, the Customers shall have five (5) Business Days to cure such Physical Metal Deficiency in accordance with this Section 9.24(b)(ii). (c) The Customers shall ensure that at all times the Aggregate Secured Metal Facility Indebtedness does not exceed the Aggregate Secured Metal Limit. Section 9.25. Insurance and Safekeeping. (a) The Customers will bear all risk of loss, damage or disappearance from any cause whatsoever (including, but not limited to, that resulting from fire, theft by any means including fraud, accidental damage and transit risks, confiscation, expropriation, nationalization, deprivation, war, riots,

NAI-5001621302v25001621479v5 -45- strikes and civil commotion) with respect to the Consigned Metal or Stored Metal from the time delivered by the Metal Consignor until returned to the Metal Consignor or purchased by the Customer, as provided in this Agreement. Each Customer hereby acknowledges and agrees that it will implement controls consistent with appropriate standards for its industry, including monitoring, detecting, assessing, reporting and responding to security threats or incidents. (b) Until such time as the Consigned Metal or Stored Metal being returned to the Metal Consignor has been received by Metal Consignor, or purchased by the Customer, as provided in this Agreement, the Customer will afford the Consigned Metal or Stored Metal no less safekeeping protection than it affords Metal held for its own account. (c) If the Metal Consignor delivers written notice to the Customer Agent setting forth the basis for its reasonable belief that an Approved Storage Facility Location offers inadequate safekeeping protection for the Stored Metal, the applicable Customer shall transfer all Stored Metal, contained at such Approved Storage Facility Location to another Approved Storage Facility Location (if any) within ten (10) days following receipt of such notice. If the Collateral Agent and Metal Consignor jointly deliver written notice to the Customer Agent setting forth the basis for their reasonable belief that an Approved Location offers inadequate safekeeping protection for the Consigned Metal, the applicable Customer shall: (i) with respect to Approved Locations that are not Approved Refiner/Fabricator Locations or Approved Subconsignee Locations, transfer all Consigned Metal contained at such Approved Location to another Approved Location within ten (10) days following receipt of such notice, and (ii) with respect to Approved Refiner/Fabricator Locations or Approved Subconsigneee Locations, use its commercially reasonable efforts to transfer all Consigned Metal contained as such Approved Location to another Approved Location as quickly as possible taking into account the reasonable completion of outstanding or committed refining, fabrication or other third party activities undertaken in the ordinary course of business. (d) Each Customer will arrange and maintain insurance coverage reasonably acceptable to the Metal Consignor on the Consigned Metal and Stored Metal in such amounts and covering such risks as is usually carried by companies engaged in a similar business. Without limiting the foregoing, each Customer will maintain all risk property/cargo insurance sufficient to cover the Consigned Metal and Stored Metal on a replacement cost basis and insurance to cover theft of the Consigned Metal or Stored Metal by any means, including via computer, and the Metal Consignor will be included as a loss payee under this insurance. The Customer Agent shall, upon request, deliver to the Metal Consignor evidence of such insurance, including but not limited to a certificate of insurance, and such certificate of insurance will provide that the insurer will provide thirty (30) days’ prior written notice of cancellation, non-renewal or material modification to the Metal Consignor and note the Metal Consignor as a loss payee. ARTICLE 10 EVENTS OF DEFAULT AND ACCELERATION Section 10.1. Events of Default. In each case of the occurrence of any one or more of the following events (each of which is herein called an “Event of Default”): (a) any representation or warranty made or deemed made by or on behalf of a Customer herein or in any of the Metal Documents or in any certificate, statement or agreement furnished in writing by the Customers in connection with this Agreement or any Metal Document shall prove to be false or misleading in any material respect; or

NAI-5001621302v25001621479v5 -46- (b) default in the payment of any Obligation, when the same shall become due and payable, whether at the due date thereof or at a date fixed for payment or by acceleration or otherwise and continuation thereof for a period of two (2) Business Days; or (c) (i) default by any Customer in the due observance or performance of, or compliance with, any covenant or agreement contained in any of Section 9.2, 9.3 or Section 9.4 (with respect to a Customer’s legal existence), Section 9.7, Sections 9.11 through 9.21, inclusive, or Section 9.24(b); or (ii) default by any Customer in the due observance or performance of, or compliance with, any covenant or agreement contained in Section 4.3 and continuance of such default for two (2) Business Days after occurrence; or (iii) default by any Customer in the due observance or performance of, or compliance with, any covenant or agreement contained in Section 9.23 and continuance of such default for five (5) Business Days after occurrence; or (d) default by any Customer (other than a default which constitutes an Event of Default under another subsection of this Section 10.1) in the due observance or performance of, or compliance with, any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or pursuant to the terms of any other Metal Document and which default shall continue unremedied for thirty (30) days after Customer Agent’s receipt of written notice thereof from the Metal Consignor; or| (e) any Customer shall (i) make an assignment for the benefit of creditors; or (ii) file or suffer the filing of any voluntary or involuntary petition under any chapter of the Bankruptcy Code by or against any Customer; provided, however, that the involuntary filing of a petition in bankruptcy against a Customer shall not constitute an Event of Default unless such Customer fails to object and the petition is not stayed or discharged within sixty (60) days after the filing thereof; or (iii) apply for or permit the appointment of a receiver, trustee or custodian of any of the property or business of any Customer; or (iv) become insolvent or suffer the entry of an order for relief under the Bankruptcy Code; or (v) make an admission in writing of its inability to pay its debts as they become due; or (f) the occurrence of any loss, theft, destruction of or damage to any of the Consigned Metal or Stored Metal which is not either adequately covered by insurance payable to the Metal Consignor or paid for by the Customer as provided in this Agreement within fifteen (15) days of such occurrence; or (g) the occurrence of any attachment of any Lien (other than a Permitted Metal Lien) on any of the Consigned Metal or Stored Metal; or (h) the occurrence of any attachment of any Lien (other than a Permitted Metal Lien) on any other Collateral and such attachment shall not be discharged within thirty (30) days of the date such attachment was made; or (i) (i) an “Event of Default” shall occur under and as defined in the Senior Credit Agreement; (ii) an “Event of Default” shall occur under and as defined in any Permitted Metals Agreement that is subject to the Metal Intercreditor Agreement; or (iii) a default shall occur with respect to any evidence of Material Indebtedness of any Customer (which may include any Metal Hedging Transaction if the Indebtedness covered thereby qualifies as Material Indebtedness at the time of determination), if the effect of such default is to accelerate the maturity of such Material Indebtedness or to permit the holder thereof to cause such Material Indebtedness to become due prior to the stated

NAI-5001621302v25001621479v5 -47- maturity thereof; or if any Material Indebtedness of any Customer is not paid, when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise; or (j) any Change in Control shall occur; or (k) (i) any guarantee issued in favor of the Metal Consignor in accordance with the German Precious Metals Agreement (a “German Guarantee”) shall fail to be in full force and effect, or any Customer or applicable guarantor thereunder otherwise ceases to guarantee the obligations of MAMG under the German Precious Metals Agreement in accordance with the terms thereof or (ii) the Metal Consignor exercises any of its available rights or remedies under any German Guaranty due to a failure by MAMG to make a payment to Metal Consignor in accordance with the term of the German Precious Metals Agreement, and Metal Consignor fails to receive payment or satisfaction in full under such German Guarantee pursuant to the terms of and within the time period specified therein; or (l) one or more judgments for the payment of money in an aggregate amount in excess of $20,000,00035,000,000 (or the equivalent thereof in currencies other than dollars) (other than any such judgment covered by insurance to the extent a claim therefor has been made and liability therefor has not been denied by the insurer) shall be rendered against any Customer and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Customer to enforce any such judgment; or (m) (i) any Security Document or this Agreement shall for any reason (other than the Metal Consignor’s negligence) fail to create a valid and perfected first priority security interest in any material portion of the Collateral purported to be covered thereby, except as permitted by the terms of any Metal Document, or (ii) any Security Document shall fail to remain in full force or effect or any action shall be taken by a Customer or other party thereto (other than the Metal Consignor) to discontinue or to assert the invalidity or unenforceability of any Security Document; or (n) any material provision of any Metal Document for any reason ceases to be valid, binding and enforceable in accordance with its terms, or any Customer shall challenge the enforceability of any Metal Document (including, without limitation, any Intercreditor Agreement) or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Metal Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms; or (o) the Customers shall fail to maintain the Additional Credit Support as required by Section 7.3, or the issuer of any Additional Credit Support shall seek to adversely modify, revoke or terminate its liability thereunder, or any governmental agency shall seek to limit, defer, postpone or terminate the Metal Consignor’s rights or the issuer’s liability under any Additional Credit Support, and such matter shall continue for ten (10) Business Days after occurrence, unless the Customers have demonstrated to the Metal Consignor’s reasonable satisfaction that the loss of such Additional Credit Support is adequately offset by other Collateral; then in any such event, immediately upon the occurrence of the Event of Default set forth in clause (e) above, and during the continuance of such Event of Default, at the option of the Metal Consignor in all other cases, (i) the obligations of the Metal Consignor hereunder shall terminate, (ii) the Customers shall promptly return to the Metal Consignor all Consigned Metal theretofore consigned to but not purchased and paid for by the Customers, (iii) the Customer Agent shall promptly return to the Metal Consignor all Stored Metal not purchased and paid for by any Customer and shall otherwise grant, or cause any

NAI-5001621302v25001621479v5 -48- applicable Customer to grant, the Metal Consignor immediate access to any Stored Metal in order to allow for the Metal Consignor’s recovery thereof, (iv) all the Customers’ obligations to the Metal Consignor (including, without limitation, those under the Consignment Facility, the Segregated Storage Facility and any Metal Hedging Transactions) shall become immediately due and payable without presentment, demand or notice, all of which are hereby expressly waived, notwithstanding any credit or time allowed to the Customers or any instrument evidencing the Customers’ Obligations to the Metal Consignor; (v) the Metal Consignor may draw against any Additional Credit Support securing this Agreement; and (vi) the Customers shall deliver cash collateral to the Metal Consignor equal to the Net Marked-to-Market Exposure of all Metal Hedging Transactions to be held by the Metal Consignor and on such terms and conditions as shall be satisfactory to the Metal Consignor in its sole discretion. The Metal Consignor shall in addition have all of the rights and remedies of a secured party under the Uniform Commercial Code with respect to any Collateral now or hereafter securing the Customer’s Obligations hereunder. The Customers shall, at the Metal Consignor’s request, immediately assemble all such Collateral and Metal, and the Metal Consignor may go upon the Customer’s Premises to take immediate possession thereof. Section 10.2. Waiver. No failure or delay on the Metal Consignor’s part to exercise or to enforce any of the Metal Consignor’s rights hereunder or under any other instruments or agreement evidencing the Customers’ Obligations to the Metal Consignor or to require strict compliance with the terms hereof or thereof in any one or more instances and no course of conduct on the Metal Consignor’s part shall constitute or be deemed to constitute a waiver or relinquishment of any such rights hereunder unless it shall have signed a waiver thereof in writing and no such waiver, unless expressly stated therein, shall be effective as to any transaction which occurs after the date of such waiver or as to any continuance of a breach after such waiver. The Metal Consignor’s rights hereunder shall continue unimpaired notwithstanding any extension of time, compromise or other indulgence granted by the Metal Consignor to the Customers with respect to the Customers’ Obligations to the Metal Consignor or any instrument given the Metal Consignor in connection therewith, and each Customer hereby waives notice of any such extension, compromise or other indulgence and consent to be bound thereby as if they had expressly agreed thereto in advance. ARTICLE 11 AMENDMENTS/WAIVERS This Agreement (including the Schedules hereto) and the other Metal Documents constitute the entire agreement of the parties herein and supersede any and all prior agreements, written or oral, as to the matters contained herein (including the Original Agreement), and no modification or waiver of any provision hereof or of any Metal Document, nor consent to the departure by the Customers therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. ARTICLE 12 INDEMNIFICATION Each Customer, jointly and severally, agrees to indemnify and hold harmless the Metal Consignor and each of its Affiliates and any of their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any Indemnified Liabilities that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or related to this Agreement, the Security Documents or any other Metal Documents executed or delivered in connection herewith or any early termination thereof, and any related documents or the transactions contemplated hereby or thereby, including but not limited to: (a) any Indemnified Liabilities arising out of or relating to

NAI-5001621302v25001621479v5 -49- a breach, act, or omission by or of the Customer Agent, any Customer, any Approved Refiner/Fabricator, any Approved Subconsignee or any of their respective Affiliates, or any third party having custody over any Metal in any location or in transit, including any Approved Location, Approved Storage Facility Location or Approved Subconsignee Location; (b) any violation of applicable law; or (c) any incorrect, incomplete or untrue information or documentation provided by or through any Customer in connection with the storage of the Metals; except to the extent that such Indemnified Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In any such litigation, or preparation therefor, the Metal Consignor shall be entitled to select a single firm for its own counsel and, in addition to the foregoing indemnity, each Customer agrees to pay promptly the reasonable fees and expenses of such counsel, except to the extent that such expenses related to the litigation have been determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. This indemnification shall survive and continue for the benefit of all Indemnified Parties. ARTICLE 13 SETOFF Each Customer hereby grants to the Metal Consignor, a continuing Lien and right of setoff as security for all liabilities and obligations to the Metal Consignor, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Metal Consignor. At any time upon the occurrence and during the continuance of an Event of Default, without demand or notice (any such notice being expressly waived by each Customer), but without any duplication in recovery, the Metal Consignor may setoff the same or any part thereof and apply the same to any liability or obligation of any Customer even though unmatured and regardless of the adequacy of any other Collateral (other than obligations and liabilities under any Metal Hedging Transaction which are adequately cash-collateralized). ANY AND ALL RIGHTS TO REQUIRE THE METAL CONSIGNOR TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE CUSTOMER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY EACH CUSTOMER. ARTICLE 14 ASSIGNMENTS Section 14.1. Assignment by Customers. The rights of the Customers under this Agreement may not be assigned to any third party without the prior written consent of the Metal Consignor. All covenants and agreements of the Customers contained herein shall bind the Customers and their successors and assigns, and shall inure to the benefit of the Metal Consignor, its successors and assigns. Subject to and without limitation of Sections 14.2 and 14.3, Metal Consignor may at any time assign or transfer all or any of its rights and/or obligations hereunder, provided such assignment or transfer is to its successors in title or to a wholly-owned subsidiary, an Affiliate, or a branch or office of Metal Consignor and each such assignee is entitled to rely on the provisions contained in this Article 14. Section 14.2. Participations. (a) The Metal Consignor shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Customers, to grant to one or more banks or other financial institutions (each, a “Participant”) participating interests in the Metal Consignor’s obligations

NAI-5001621302v25001621479v5 -50- under this Agreement (other than the Segregated Storage Facility) and/or any or all of the commitments held by the Metal Consignor under this Agreement (other than the Segregated Storage Facility). In the event of any such grant by the Metal Consignor of a participating interest to a Participant, whether or not upon notice to the Customers, Metal Consignor shall remain responsible for the performance of its obligations hereunder and the Customers shall continue to deal solely and directly with Metal Consignor in connection with Metal Consignor’s rights and obligations hereunder. Subject to the terms and provisions of any Metal Document, the Metal Consignor may furnish any information concerning the Customers in its possession from time to time to prospective Participants, provided that Metal Consignor shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information; (b) The Metal Consignor may sell participations to a Participant in all or a portion of such Metal Consignor’s rights and obligations under this Agreement (including all or a portion of its commitment to consign Metal); provided that each of the Customers and the Metal Consignor must give its prior written consent to the sale of such participation (which consent shall not be unreasonably withheld but which consent must be obtained prior to the release of any information to such participant); and provided further that any consent of the Customers otherwise required under this Section shall not be required if an Event of Default has occurred and is continuing. In addition, any sale of a participation shall provide that (i) such Metal Consignor’s obligations under this Agreement shall remain unchanged, (ii) such Metal Consignor shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Customers shall continue to deal solely and directly with the Metal Consignor in connection with the rights and obligations of the parties under this Agreement. Any agreement or instrument pursuant to which the Metal Consignor sells such a participation shall provide that the Metal Consignor shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. Section 14.3. Pledges. The Metal Consignor may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Metal Consignor from any of its obligations hereunder or substitute any such assignee for such Metal Consignor as a party hereto. ARTICLE 15 EXPENSES The Customers shall pay upon demand all reasonable out-of-pocket expenses of the Metal Consignor in connection with the preparation, administration, collection, waiver or amendment of credit terms, or in connection with the Metal Consignor’s exercise, preservation or enforcement of any of its rights or remedies hereunder and under the Security Documents, including, without limitation, reasonable fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other costs relating to any appraisals or examinations conducted in connection with the loan and consignment or any Collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any applicable default rate specified in this Agreement) and be an obligation secured by any Collateral.

NAI-5001621302v25001621479v5 -51- ARTICLE 16 GOVERNING LAW; JURY TRIAL WAIVER; CONSENT TO JURISDICTION; MISCELLANEOUS Section 16.1. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 16.2. Forum; Waiver of Jury Trial. EACH CUSTOMER HEREBY IRREVOCABLY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER METAL DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON CUSTOMER BY MAIL AT THE CUSTOMER’S ADDRESS SET FORTH IN THIS AGREEMENT. EACH CUSTOMER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM. EACH CUSTOMER AND THE METAL CONSIGNOR MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER METAL DOCUMENTS AT ANY TIME EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE METAL CONSIGNOR RELATING TO THE ADMINISTRATION OF THE CONSIGNMENTS, THE METAL HEDGING TRANSACTIONS, AND THE SEGREGATED STORAGE FACILITY, OR ENFORCEMENT OF THE METAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH CUSTOMER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH CUSTOMER CERTIFIES THAT NO REPRESENTATIVE OF METAL CONSIGNOR OR ATTORNEY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE METAL CONSIGNOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE METAL CONSIGNOR TO ACCEPT THIS AGREEMENT AND EXTENDS THE FACILITIES HEREUNDER. Section 16.3. Usury. All agreements between the Customers and the Metal Consignor are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness or Obligations evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Metal Consignor for the use or the forbearance of the Indebtedness or Obligations evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof provided, however that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is

NAI-5001621302v25001621479v5 -52- the intent of the Customers and the Metal Consignor in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Metal Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Metal Consignor should ever receive as interest and amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the non-interest portion of the Obligations evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Customers and the Metal Consignor. Section 16.4. Additional Costs. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Metal Consignor by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall: (a) subject the Metal Consignor to any tax (except for taxes on income or profits), levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to the making of Fixed Rate Consignments, or (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Metal Consignor of the principal of or the interest on Fixed Rate Consignments or any other amounts payable to the Metal Consignor under this Agreement for Fixed Rate Consignments, or (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of the Metal Consignor as they relate to this Agreement, or (d) impose on the Metal Consignor any other conditions or requirements with respect to Fixed Rate Consignments or any class of commitments of which any of Fixed Rate Consignments form a part; (e) and the result of any of the foregoing is: (i) to increase the cost to the Metal Consignor of making, funding, issuing, renewing, extending or maintaining any of the Fixed Rate Consignments, or (ii) to reduce the amount of principal, interest or other amount payable to the Metal Consignor hereunder on account of any of the Fixed Rate Consignments, or (iii) to require the Metal Consignor to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum

NAI-5001621302v25001621479v5 -53- is calculated by reference to the gross amount of any sum receivable or deemed received by the Metal Consignor for the Customers hereunder, then, and in each such case, the Customers will, upon demand by the Metal Consignor, at any time and from time to time and as often as the occasion therefor may arise, pay to the Metal Consignor such additional amounts as will be sufficient to compensate the Metal Consignor for such additional cost, reduction, payment or foregone interest or other sum. Section 16.5. Capital Adequacy. If any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by the Metal Consignor or any corporation controlling the Metal Consignor and the Metal Consignor determines that the amount of capital required to be maintained by them, or any of them, is increased by or based upon the existence of Fixed Rate Consignments made or deemed to be made pursuant hereto or the commitments of the Metal Consignor hereunder, then the Metal Consignor may notify the Customer of such fact, and the Customers shall pay to the Metal Consignor from time to time upon demand, as an additional fee payable hereunder, such amount as the Metal Consignor shall determine and certify in a notice to the Customers to be an amount that will adequately compensate the Metal Consignor in light of these circumstances for its increased costs of maintaining such capital. The Metal Consignor shall allocate such cost increases among its customers in good faith and on an equitable basis. Section 16.6. Certificate. A certificate setting forth any additional amounts payable pursuant to Sections 16.4 and 16.5 and a brief explanation of such amounts which are due, submitted by the Metal Consignor to the Customers, shall be prima facie evidence that such amounts are due and owing. Section 16.7. Survival of Representations and Covenants. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the consigning of Consigned Metal by the Metal Consignor to the Customers, the entering into of Metal Hedging Transactions and the execution and delivery to the Metal Consignor of this Agreement, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements contained in this Agreement by or on behalf of the Customers shall inure to the benefit of the successors and assigns of the Metal Consignor. Section 16.8. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied or electronic communication) and mailed or faxed or delivered to the applicable party at the addresses indicated below or, in the case of electronic communication, at the e-mail address designated by each party. If to the Metal Consignor: BMO Capital Markets 100 King Street West, 6th Floor Toronto, ON M5X 1H3 Attn: Ajanth Packiyarajah Email: ajanth.packiyarajah@bmo.com Tel: 416.359.7314

NAI-5001621302v25001621479v5 -54- Bank of Montreal 151 West 42nd Street, 9th Floor New York, NY 10036 Attn: Harry Lampart Email: harry.lampart@bmo.com Tel: 212.499.5997 and Associate General Counsel and Managing Director Derivatives Legal Group/Legal and Regulatory Compliance Bank of Montreal First Canadian Place, 100 King Street West, 20th Floor Toronto, ON M5X 1A1 Email: in each case (except for routine communications) with a copy to: Torys LLP 1114 Avenue of the Americas New York, NY 10036 Attention: Darien G. Leung Email: dleung@torys.com Tel: (212) 880-6012 If to the Customer: c/o Materion Corporation 6070 Parkland Blvd. Mayfield Heights, Ohio 44124 Attention: Chris EberhardtMichael D. Kochel, Vice President, Tax and Treasury Email: christopher.eberhardtmichael.kochel@materion.com Fax: (216) 481-2523 in each case (except for routine communications) with a copy to: Jones Day 325 John H. McConnell Blvd., Suite 600 Columbus, Ohio 43215 Attention: Jeffrey D. Litle, Esq. Email: jdlitle@jonesday.com Fax: (614) 461-4198 or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

NAI-5001621302v25001621479v5 -55- The address of the Metal Consignor for payment by or on behalf of the Customers hereunder shall be provided to the Customer Agent by the Metal Consignor from time to time or upon request by the Customer Agent. Section 16.9. Lost Documents. Upon receipt of an affidavit of an officer of the Metal Consignor as to the loss, theft, destruction or mutilation of this Agreement or any Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, the Customers will execute and deliver, in lieu thereof, a replacement Agreement or Security Document. Section 16.10. Waiver. Neither any failure nor any delay on the part of the Metal Consignor in exercising any right, power or privilege hereunder or under any other instrument given as security therefor, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any right, power or privilege. Section 16.11. Severability. Any provision of this Agreement or any of the Security Documents or other Credit Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 16.12. Section Headings, Etc. Any Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Section 16.13. Counterparts. This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission or e-mail of a pdf copy shall be effective as an in-hand delivery of an original executed counterpart hereof. Section 16.14. Disclaimer of Reliance. Neither the Metal Consignor nor the Customers have relied on any oral representations concerning any of the terms or conditions of this Agreement or any of the Security Documents in entering into the same. Each party acknowledges and agrees that none of the officers of any other party has made any representations that are inconsistent with the terms and provisions of this Agreement and the Security Documents, and no party has relied on any oral promises or representations in connection therewith. Section 16.15. Environmental Indemnification. In addition to the other indemnification obligations provided under this Agreement and in consideration of the execution and delivery of this Agreement by the Metal Consignor and the making of consignments and other extensions of credit, each Customer hereby indemnifies, exonerates and holds the Indemnified Parties free and harmless from and against any and all claims, actions, causes of action, suits, losses, costs, settlement payments, fees, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

NAI-5001621302v25001621479v5 -56- (a) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by the Customers of any Hazardous Material; or (b) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Customer of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expense or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, a Customer; except, in each case arising by reason of an Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Customer agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding anything to the contrary herein contained, the obligations and liabilities under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released in whole or in part irrespective of whether all the Obligations have been paid in full or the Metal Consignor’s commitment to consign Metal has been terminated. Section 16.16. Joint and Several Obligations; Suretyship Waivers and Consents. (a) Without limiting any other provision of this Agreement, each Customer shall be jointly and severally liable for any and all covenants, agreements, Obligations (including, for purposes of clarity, any indemnification obligations), and representations and warranties under this Agreement, any Metal Hedging Transaction, the Security Documents and any other Metal Document. (b) Each Customer unconditionally guarantees to the Metal Consignor, jointly with the other Customers and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations for the ratable benefit of the Metal Consignor. Each Customer consents and agrees that the Metal Consignor may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any Customer, and without affecting the enforceability or continuing effectiveness hereof as to such Customer: (i) with the written consent of the other Customers, supplement, restate, modify, amend, increase, decrease, extend, renew or otherwise change the time for payment or the terms of this Agreement or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, this Agreement or any part thereof, or any of the Security Documents, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept partial payments; (iv) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as the Metal Consignor in its sole and absolute discretion may determine; (v) release any Person from any personal liability with respect to this Agreement or any part thereof; (vi) settle, release on terms satisfactory to the Metal Consignor or by operation of applicable law or otherwise liquidate or enforce any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; or (vii) consent to the merger, change or any other restructuring or termination of the corporate or partnership existence of any Customer or any other Person, and correspondingly restructure the Obligations evidenced hereby, and any such merger, change, restructuring or termination shall not affect the liability of any Customer or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations evidenced hereby.

NAI-5001621302v25001621479v5 -57- (c) The Metal Consignor may enforce this Agreement independently as to each Customer and independently of any other remedy or security the Metal Consignor at any time may have or hold in connection with the Obligations evidenced hereby, and it shall not be necessary for the Metal Consignor to marshal assets in favor of any Customer or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Customer expressly waives any right to require the Metal Consignor to marshal assets in favor of any Customer or any other Person or to proceed against any other Customer or any Collateral provided by any Person, and agrees that the Metal Consignor may proceed against Customers or any Collateral in such order as it shall determine in its sole and absolute discretion. (d) Each Customer further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Metal Consignor to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Metal Consignor in favor of the Customer or any other person. (e) The Metal Consignor’s rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Customers’ Obligations to the Metal Consignor which thereafter shall be required to be restored or returned by the Metal Consignor, all as though such amount had not been paid. (f) To the maximum extent permitted by applicable law, each Customer expressly waives any and all suretyship defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of the other Customers with respect to the Obligations evidenced hereby, (ii) the unenforceability or invalidity of any security or guaranty for the Obligations evidenced hereby or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations evidenced hereby, (iii) the cessation for any cause whatsoever of the liability of the other Customers (other than by reason of the full payment and performance of all Obligations), (iv) any failure of the Metal Consignor to comply with applicable law in connection with the sale or other disposition of any Collateral or other security for any Obligation, (v) any act or omission of the Metal Consignor or others that directly or indirectly results in or aids the discharge or release of any Customer or the Obligations evidenced hereby or any security or guaranty therefor by operation of law or otherwise, (vi) the avoidance of any Lien in favor of the Metal Consignor for any reason, (vii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Metal Document or any other agreement, including with respect to any other Customer under this Agreement; (viii) any default, failure or delay, willful or otherwise, in the performance of the Obligations; (ix) any change in the corporate existence, structure or ownership of any Customer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Customer or its assets or any resulting release or discharge of any Obligation (other than the payment in full in cash or immediately available funds of all the Obligations); (x) the existence of any claim, set-off or other rights that any Customer may have at any time against any other Customer, the Metal Consignor, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; (xi) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Metal Consignor that might otherwise constitute a defense to, or a legal or equitable discharge of, any Customer or any other guarantor or surety or (xii) any action taken by the Metal Consignor that is authorized by this Section or any other provision hereof or of any Security Document. Until such time, if any, as all of the Obligations have been paid and performed in full and no portion of any commitments of the Metal Consignor to consign Metal to the Customers under any agreement remains in effect, no Customer shall have any right of subrogation, contribution, reimbursement or indemnity from any other Customer, and each Customer (only in its capacity as a guarantor or surety) expressly waives any right to enforce any remedy that the

NAI-5001621302v25001621479v5 -58- Metal Consignor now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Metal Consignor. If any amount shall be paid to any Customer on account of any subrogation rights at any time prior to payment in full of the Obligations, such amount shall be held by such Customer in trust for the Metal Consignor, segregated from other funds of such Customer, and shall, forthwith upon receipt by such Customer, be paid to the Metal Consignor to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Agreement. (g) In furtherance of the foregoing and not in limitation of any other right that the Metal Consignor has at law or in equity against any Customer by virtue hereof, upon the failure of any Customer to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise (but, in each case, subject to any grace period provided in this Agreement), each Customer hereby promises to and will forthwith pay, or cause to be paid, to the Metal Consignor such unpaid Obligation. Upon payment by any Customer of any sums to the Metal Consignor as provided above, all rights of such Customer against the owing Customer arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be fully subordinated to the indefeasible payment in full in cash of the Obligations (except for contingent indemnities and cost and expense reimbursement obligations to the extent no claim has been made). (h) In the event that in any action or proceeding involving any state or foreign corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, the obligations of any Customer under this Agreement shall be held or determined to be void, avoidable, invalid or unenforceable (including, without limitation, because of any applicable state or Federal law relating to fraudulent conveyances or transfers), then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability of a Customer shall, without any further action by any Customer, Collateral Agent or the Metal Consignor, be automatically limited and reduced to the highest amount that is valid and enforceable (such highest amount determined hereunder being the relevant Customer’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Customer is intended solely to preserve the rights of Collateral Agent and the Metal Consignor to the maximum extent not subject to avoidance under applicable law, and no party to this Agreement nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Customer hereunder shall not be rendered void, voidable, invalid or unenforceable under applicable law. Section 16.17. Recording of Conversations. Each party (a) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement, any Consignment, any confirmation and any potential transaction, (b) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (c) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any proceedings between the parties. Section 16.18. Amendment and Restatement. This Agreement amends and restates in its entirety the Original Agreement and, as of the Effective Date, (a) this Agreement shall supersede and entirely replace the Original Agreement, (b) all “Consigned Metal” outstanding under the Original Agreement shall constitute Consigned Metal under this Agreement, and (c) all other “Obligations” outstanding under the Original Agreement shall constitute Obligations outstanding under this Agreement.

NAI-5001621302v25001621479v5 -59- Section 16.19. Concerning the Metal Consignor. The Metal Consignor is entering into this Agreement, any Consignment, any Metal Hedging Transaction, any related confirmation and any related transaction as principal through its chief executive office in Toronto, Ontario. Bank of Montreal, New York Branch (“NYB”) may, at the Metal Consignor’s discretion, act as the Metal Consignor’s agent in connection therewith. The Metal Consignor shall remain responsible for all of its obligations hereunder and, in its capacity as agent, NYB is not acting as principal and shall have no responsibility or liability, by way of guarantee, endorsement or otherwise, in respect of such obligations. [Remainder of page intentionally left blank; Signature page follows.]

NAI-5001621302v25001621479v5 -60- MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. By: Name: Title: MATERION CORPORATION By: Name: Title: METAL CONSIGNOR: MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. By: Name: Title: CUSTOMERS: BANK OF MONTREAL By: Name: Bimal Das Title: Managing Director MATERION TECHNICAL MATERIALS INC. By: Name: Title: MATERION BRUSH INC. By: Name: Title: IN WITNESS WHEREOF, the Metal Consignor and the Customers have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the day and year first above written.